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                                                                    Exhibit 10.1
                                     FORM OF

                  ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                            Effective January 1, 2002

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                                     FORM OF
                  ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION
                          EMPLOYEE STOCK OWNERSHIP PLAN
                                  CERTIFICATION

      I, ________________, David O'Connor, President and Chief Executive Officer of Enfield Federal Savings and Loan Association, hereby certify that the attached Enfield Federal Savings and Loan Association Employee Stock Ownership Plan, effective January 1, 2002 was adopted at a duly held meeting of the Board of Directors of the Association.

ATTEST:                             ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION


                                    By:_________________________________________

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                                     Form of
                  Enfield Federal Savings and Loan Association
                          Employee Stock Ownership Plan

                                Table of Contents

Section 1 - Introduction.......................................................1

Section 2 - Definitions........................................................2

Section 3 - Eligibility and Participation......................................9

Section 4 - Contributions.....................................................12

Section 5 - Plan Accounting...................................................15

Section 6 - Vesting and Forfeitures...........................................22

Section 7 - Distributions.....................................................26

Section 8 - Voting of Company Stock and Tender Offers.........................31

Section 9 - The Committee and Plan Administration.............................32

Section 10 - Rules Governing Benefit Claims ..................................36

Section 11 - The Trust........................................................38

Section 12 - Adoption, Amendment and Termination..............................40

Section 13 - General Provisions...............................................42

Section 14 - Top-Heavy Provisions.............................................44

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                                     FORM OF
                  ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                    SECTION 1
                                  Introduction

Section 1.01 Nature of the Plan.

Effective as of January 1, 2002, (the "Effective Date"), Enfield Federal Savings and Loan Association, a federally-chartered savings and loan association (the "Association"), hereby establishes the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan (the "Plan") to enable Eligible Employees (as defined in Section 2.01(q) of the Plan) to acquire stock ownership interests in New England Bancshares, Inc. (the "Company"). The Association intends this Plan to be a tax-qualified stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and an employee stock ownership plan within the meaning of Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Sections 409 and 4975(e)(7) of the Code. The Plan is designed to invest primarily in the common stock of the Company, which stock constitutes "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA and Sections 409(l) and 4975(e)(8) of the Code. Accordingly, the Plan and Trust Agreement (as defined in Section 2.01(oo) of the Plan) shall be interpreted and applied in a manner consistent with the Association's intent for it to be a tax-qualified plan designed to invest primarily in qualifying employer securities.

The Plan is reflects certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). The provisions related to EGTRRA are intended as a goal for the compliance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the provisions of EGTRRA are effective as of the last day of the first Plan Year beginning after December 31, 2001. Further, to the extent any provision of the Plan was operated according to an effective date earlier than as required by law, then such date shall be the effective date with respect to that provision of the Plan.

Section 1.02 Employers and Affiliates.

The Association and each of its Affiliates (as defined in Section 2.01(c) of the Plan) which, with the consent of the Association, adopts the Plan pursuant to the provisions of Section 12.01 of the Plan are collectively referred to as the "Employers" and individually as an "Employer." The Plan shall be treated as a single plan with respect to all participating Employers.

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                                    SECTION 2
                                   Definitions

Section 2.01 Definitions.

In this Plan, whenever the context so indicates, the singular or the plural number and the masculine or feminine gender shall be deemed to include the other, the terms "he," "his," and "him," shall refer to a Participant or Beneficiary, as the case may be, and, except as otherwise provided, or unless the context otherwise requires, the capitalized terms shall have the following meanings:

(a) "Account" or "Accounts" mean a Participant's or Beneficiary's Company Stock Account and/or his Other Investments Account, as the context so requires.

(b) "Acquisition Loan" means a loan (or other extension of credit, including an installment obligation to a "party in interest" (as defined in Section 3(14) of ERISA)) incurred by the Trustee in connection with the purchase of Company Stock.

(c) "Affiliate" means any corporation, trade or business, which, at the time of reference, is together with the Association, a member of a controlled group of corporations, a group of trades or businesses (whether or not incorporated) under common control, or an affiliated service group, as described in Sections 414(b), 414(c), and 414(m) of the Code, respectively, or any other organization treated as a single employer with the Association under Section 414(o) of the Code; provided, however, that, where the context so requires, the term "Affiliate" shall be construed to give full effect to the provisions of Sections 409(l)(4) and 415(h) of the Code.

(d) "Association" means Enfield Federal Savings and Loan Association, and any entity which succeeds to the business of Enfield Federal Savings and Loan Association and which adopts this Plan in accordance with the provisions of Section 12.02 of the Plan or by written agreement assuming the obligations of the Plan.

(e) "Beneficiary" means the person(s) entitled to receive benefits under the Plan following a Participant's death, pursuant to Section 7.03 of the Plan.

(f)   "Change in Control" shall be deemed to occur on the earliest of:

            (i) such time as any "person" (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Association's outstanding voting


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                  securities or the right to acquire such securities, except for any voting securities purchased by any employee benefit plan of the Association;

            (ii) such time as individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors constituting the Incumbent Board (or members who were nominated by the Incumbent Board), or whose nomination for election by the Association's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members (or members nominated by the Incumbent Board), shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

            (iii) such time as a reorganization, merger, consolidation, or similar transaction occurs or is effectuated as a result of which 60% of shares of the common stock of the resulting entity are owned by persons who were not stockholders of the Association immediately prior to the consummation of the transaction;

            (iv) such time as substantially all of the assets of the Association are sold or otherwise transferred to another corporation or other entity that is not controlled by the Association.

Notwithstanding anything in this Plan to the contrary, in no event shall the conversion of the Association from mutual to stock form (including without limitation, through the formation of a stock holding company) or the reorganization of the Association into the mutual holding company form of organization constitute a "Change in Control" for purposes of this Plan.

(g)   "Code" means the Internal Revenue Code of 1986, as amended.

(h) "Committee" means the individual(s) responsible for the administration of the Plan in accordance with Section 9 of the Plan.

(i) "Company" means New England Bancshares, Inc. and any entity which succeeds to the business of New England Bancshares, Inc.

(j) "Company Stock" means shares of the voting common stock or preferred stock, meeting the requirements of Section 409 of the Code and Section 407(d)(5) of ERISA, issued by the Association or its Affiliates.


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(k)   "Company Stock Account" means the account established and maintained in the name of each Participant or Beneficiary to reflect his share of the Trust Fund invested in Company Stock.

(l) "Compensation" means (i) an Employee's wages as defined in Section 3401(a) of the Code (exclusive of any compensation deferred from a prior year) together with all other compensatory payments to an Employee by the Employer with respect to which the Employer must furnish to the Employee a written statement pursuant to Sections 6041(d) and 6051(a) of the Code, but determined without regard to any rules which limit the remuneration included in wages based on the nature or location of the employment or services performed; excluding

      (ii) all reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits; and

      (iii) all commissions and bonuses; and

      (iv) income recognized upon the exercise of a non-statutory stock option or disqualified disposition of an incentive stock option; and

      (v) income recognized upon the vesting of restricted stock awards.

Notwithstanding the above, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under Sections 125, 132(f) and 402(e)(3).

A Participant's Compensation shall not exceed $200,000 (as periodically adjusted pursuant to Section 401(a)(17) of the Code. If a Participant's Compensation is determined on a basis of a period of less than twelve (12) calendar months, then the compensation limit for such Participant shall be the Compensation Limit in effect for the Plan Year in which the period begins multiplied by a ratio obtained by dividing the number of full months in the period by twelve (12).

Notwithstanding the foregoing, to the extent this definition of Compensation does not satisfy the requirements of Section 414(s) of the Code for any particular Plan Year, then, for that Plan Year, Compensation shall have the meaning provided in Section 1.415.2(d)(2) and (3) of the Treasury Regulations.

(m)   "Reorganization Date" _________________, 2002.

(n) "Disability" means a disability on a account of which a Participant is eligible to receive disability benefits under the Association's long-term disability plan and the Social Security Act.


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(o)   "Early Retirement Age" means age 55.

(p) "Early Retirement Date" means the date of retirement on or after a Participant's (i) attainment of age 55; and (ii) the Participant's completion of ten (10) consecutive years of service with the Employer.

(q)   "Effective Date" means January 1, 2002.

(r) "Eligibility Computation Period" means a twelve (12) consecutive month period. An Employee's first Eligibility Computation Period shall begin on date he first performs an Hour of Service for the Employer ("employment commencement date"). Subsequent Eligibility Computation Periods shall commence with the first day of the Plan Year which includes the first anniversary of the Employee's employment commencement date.

(s) "Eligible Employee" means any Employee who is not precluded from participating in the Plan by reason of the provisions of Section 3.02 of the Plan.

(t) "Employee" means any person, who is actually performing services for the Employer or an Affiliate in a common-law, employer-employee relationship as determined under Sections 31.3121(d)-1, 31.3306(i)-1, or 31.3401(c)-1 of the Treasury Regulations and any "leased employee", who pursuant to an agreement between the Employer and any other person, including a leasing organization, has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the
      Code) on a substantially full-time basis for a period of a least one (1) year, and such services are performed under the primary direction and control of the Employer.

(u) "Employer" or "Employers" means the Association and its Affiliates, which adopt the Plan in accordance with the provisions of Section 12.01 of the Plan, and any entity which succeeds to the business of the Association or its Affiliates and which adopts the Plan in accordance with the provisions of Section 12.02 of the Plan or by written agreement assumes the obligations under the Plan.

(v) "Entry Date" means the first day of the month following the month in which an Employee satisfies the requirements of Section 3.01.

(w) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

(x)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(y) "Financed Shares" means shares of Company Stock acquired by the Trustee with the proceeds of an Acquisition Loan, which shall constitute "qualifying employer securities" under Section 409(l) of the Code and any shares of Company Stock received upon conversion or exchange of such shares.


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(z)   "Highly Compensated Employee" means an Employee who, for a particular Plan
      Year, satisfies one of the following conditions:

      (1) was a "5-percent owner" (as defined in Section 414(q)(2) of the Code) during the year or the preceding year, or

      (2)   for the preceding year,

had "compensation" (as defined in Section 414(q)(4) of the Code) from the Association and its Affiliates exceeding $80,000 (as periodically adjusted pursuant to Section 414(q)(1) of the Code)

(aa) "Hours of Service" means, for vesting purposes, each hour for which an Employee is paid or is entitled to be paid for services to the Employer. For purposes other than determining a Participant's Vested Percentage, "Hours of Service" means:

      (i) Each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer during the applicable computation period.

      (ii) Each hour for which an Employee is paid, or entitled to payment, for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, no credit shall be given to the Employee for:

            (A) more than 501 hours under this clause (ii) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period);

            (B) an hour for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment, or disability insurance laws; or

            (C) an hour or a payment which solely reimburses the Employee for medical or medically-related expenses incurred by the Employee.

      (iii) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer; provided, however, that hours credited under either clause (i) or (ii) above shall not also be credited under this clause (iii). Crediting of hours for back pay awarded or agreed to with respect to periods


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            described in clause (ii) above will be subject to the limitations set forth in that clause.

The crediting of Hours of Service shall be determined by the Committee in accordance with the rules set forth in Section 2530.200b-3 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification. Hours of Service will be credited for employment with an Affiliate.

(bb) "Loan Suspense Account" means that portion Trust Fund consisting of Company Stock acquired with an Acquisition Loan which has not yet been allocated to the Participants' Accounts.

(cc) "Matching Contribution" means any contribution made to the Plan pursuant to the provisions of Section 4.01(c) of the Plan.

(dd) "Normal Retirement Age" means the later of (i) the date the Employee attains age 65 or (ii) the fifth anniversary of the date the Participant commenced participation in this Plan.

(ee) "Normal Retirement Date" means the first day of the month coincident with or next following the Participant's Normal Retirement Age.

(ff) "One Year Period of Severance" means a twelve (12) consecutive month period following an Employee's Termination of Service with the Employer during which the Employee did not perform an Hour of Service. Notwithstanding the foregoing, if an Employee is absent from employment for maternity or paternity reasons, such absence during the twenty-four
      (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An absence from employment for maternity or paternity reasons means an absence:

      (i)   by reason of pregnancy of the Employee,

      (ii)  by reason of a birth of a child of the Employee,

      (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

      (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

(gg) "Other Investments Account" means the account established and maintained in the name of each Participant or Beneficiary to reflect his share of the Trust Fund, other than Company Stock.


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(hh)  "Participant" means any Eligible Employee who has become a Participant in accordance with Section 3.01 of the Plan or any other person with an Account balance under the Plan.

(ii) "Period of Service" means a period commencing on the date an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment, and ending on the date such Employee first incurs a Termination of Service. Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 2.01(cc) of the Plan shall not be included in determining a Period of Service. A period during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:

      (i) such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one (1) year after such Termination of Service; or

      (ii) such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

All Periods of Service not disregarded under Sections 3.04 and 6.03 of the Plan shall be aggregated. Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by 365 and disregarding any fractional remainder.

(jj) "Plan" means this Enfield Federal Savings and Loan Association Employee Stock Ownership Plan, as amended from time to time.

(kk)  "Plan Year" means the calendar year.

(ll) "Postponed Retirement Date" means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.

(mm)  "Recognized Absence" means a period for which:

      (i) an Employer grants an Employee a leave of absence for a limited period of time, but only if an Employer grants such leaves of absence on a nondiscriminatory basis to all Eligible Employees; or

      (ii) an Employee is temporarily laid off by an Employer because of a change in the business conditions of the Employer; or


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      (iii) an Employee is on active military duty, but only to the extent that his employment rights are protected by the Military Selective Service Act of 1967 (38 U.S.C. ss. 2021).

(nn) "Retirement Date" means a Participant's Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.

(oo) "Savings Plan" means the Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan and Trust, as amended from time to time.

(pp)  "Service" means employment with the Association or an Affiliate

(qq) "Termination of Service" means the earlier of (a) the date on which an Employee's service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee's service is terminated for disability of a short-term nature or any other reason. Service in the Armed Forces of the United States shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (ii) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States. A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted. Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section 2.01(cc) of the Plan shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.

(rr) "Treasury Regulations" means the regulations promulgated by the Department of Treasury under the Code.

(ss) "Trust" means the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan Trust created in connection with the establishment of the Plan.

(tt)  "Trust Agreement" means the trust agreement establishing the Trust.


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(uu)  "Trust Fund" means the assets held in the Trust for the benefit of
      Participants and their Beneficiaries.

(vv) "Trustee" means the trustee or trustees from time to time in office under the Trust Agreement.

(ww) "Valuation Date" means the last day of the Plan Year and each other date as of which the Committee shall determine the investment experience of the Trust Fund and adjust the Participants' Accounts accordingly.

(xx) "Valuation Period" means the period following a Valuation Date and ending with the next Valuation Date.


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                                    SECTION 3
                          Eligibility and Participation

Section 3.01 Participation.

(a) Employees Employed at the Reorganization Date. Any Eligible Employee who is employed by an Employer at the Reorganization Date shall enter the Plan and become a Participant immediately as of the later of the Effective Date or the date he first performs an Hour of Service for the Employer.

(b) Employees Employed After the Reorganization Date. An Eligible Employee who becomes employed by an Employer subsequent to the Reorganization Date shall become eligible to enter the Plan upon satisfying the following requirement:

      (i) He has completed 500 Hours of Service in a six-consecutive month period, following the date he first performs an Hour of Service with the Employer or any anniversary thereof.

(c) An Eligible Employee who has satisfied the eligibility requirements of paragraph (b) of this Section 3.01 shall enter the Plan and become a Participant on the Entry Date coincident with or next following the date he satisfies such requirements.

Section 3.02 Certain Employees Ineligible.

The following Employees are ineligible to participate in the Plan:

(a) Employees covered by a collective bargaining agreement between the Employer and the Employee's collective bargaining representative if:

      (i) retirement benefits have been the subject of good faith bargaining between the Employer and the representative, and

      (ii) the collective bargaining agreement does not expressly provide that Employees of such unit be covered under the Plan;

(b) Employees who are "leased employees" (as defined in Section 414(n) of the Code);

(c) Employees who are nonresident aliens and who receive no earned income from an Employer which constitutes income from sources within the United States;

(d) Employees of an Affiliate of the Association that has not adopted the Plan pursuant to Sections 12.01 or 12.02 of the Plan; and


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

Section 3.03 Transfer to Eligible Employment.

If an Employee ineligible to participate in the Plan by reason of Section 3.02 of the Plan transfers to employment as an Eligible Employee, he shall enter the Plan as of the later of:

(a)   the first Entry Date after the date of transfer, or

(b) the first Entry Date on which he could have become a Participant pursuant to Section 3.01 of the Plan if his prior employment with the Employer or Affiliate had been as an Eligible Employee.

Section 3.04 Participation after Reemployment.

Any former Employee who is re-employed by an Employer and has previously satisfied the eligibility requirements of Section 3.01 of the Plan, and is not otherwise excluded from participation by reason of Section 3.02 of the Plan, shall re-enter the Plan and become a Participant as of his date of re-employment. Any former Employee who is re-employed by an Employer and has not previously satisfied the eligibility requirements of Section 3.01 of the Plan, and is not otherwise excluded from participation by reason of Section 3.02 of the Plan, shall enter the Plan and become a Participant as of the Entry Date following his completion of the eligibility requirements of Section 3.01 of the Plan.

Section 3.05 Participation Not Guarantee of Employment.

Participation in the Plan does not constitute a guarantee or contract of employment and will not give any Employee the right to be retained in the employ of the Association or any of its Affiliates nor any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the Plan.


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                                    SECTION 4
                                  Contributions

Section 4.01 Employer Contributions.

(a) Discretionary Contributions. Each Plan Year, each Employer, in its discretion, may make a contribution to the Trust. Each Employer making a contribution for any Plan Year under this Section 4.01(a) will contribute to the Trustee cash equal to, or Company Stock or other property having an aggregate fair market value equal to, such amount as the Board of Directors of the Employer shall determine by resolution. Notwithstanding the Employer's discretion with respect to the medium of contribution, an Employer shall not make a contribution in any medium which would make such contribution a prohibited transaction (for which no exemption is provided) under Section 406 of ERISA or Section 4975 of the Code.

(b) Employer Contributions for Acquisition Loans. Each Plan Year, the Employers shall, subject to the provisions of the Association's "Plan of Reorganization" (as filed with the appropriate governmental agencies in connection with the Association's reorganization into a mutual holding company form of organization) and any related regulatory prohibitions, contribute an amount of cash sufficient to enable to the Trustee to discharge any indebtedness incurred with respect to an Acquisition Loan pursuant to the terms of the Acquisition Loan. The Employers' obligation to make contributions under this Section 4.01(b) shall be reduced to the extent of any investment earnings attributable to such contributions and any cash dividends paid with respect to Company Stock held by the Trustee in the Loan Suspense Account. The Employers' obligation to make contributions under this Section 4.01(b) shall further be reduced to the extent of any cash contribution made pursuant to the provisions of paragraph (c) of this Section 4.01. If there is more than one Acquisition Loan, the Employers shall designate the one to which any contribution pursuant to this Section 4.01(b) and, if applicable, paragraph (c) of this
      Section 4.01, is to be applied.

(c) Employer Matching Contributions under the Savings Plan. For each Plan Year, each Employer, in its discretion, may make a contribution to the Trust equal to a percentage of the Employee's elective salary deferrals made for the Plan Year under the Savings Plan. Each Employer making a contribution for any Plan Year under this Section 4.01(c) shall contribute to the Trustee cash equal to, or Company Stock or other property having an aggregate fair market value equal to, such amount as the Board of Directors of the Employer shall determine by resolution or as shall be set forth in the Savings Plan, as applicable. Notwithstanding the Employer's discretion with respect to the medium of contribution, an Employer shall not make a contribution in any medium which would make such contribution a prohibited transaction (for which no exemption is provided) under Section 406 of ERISA or Section 4975 of the Code.


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

Section 4.02 Limitations on Contributions.

In no event shall an Employer's contribution(s) made under Section 4.01 of the Plan for any Plan Year exceed the lesser of:

(a) The maximum amount deductible under Section 404 of the Code by that Employer as an expense for Federal income tax purposes; and

(b) The maximum amount which can be credited for that Plan Year in accordance with the allocation limitation provisions of Section 5.05 of the Plan.

Section 4.03 Acquisition Loans.

The Trustee may incur Acquisition Loans from time to time to finance the acquisition of Company Stock for the Trust or to repay a prior Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable in demand except in the event of default and shall be primarily for the benefit of Participants and Beneficiaries of the Plan. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired and any other Plan assets which are permissible security within the provisions of Section 54.4975-7(b) of the Treasury Regulations. No other assets of the Plan or Trust may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against any other Trust assets. Any pledge of Financed Shares must provide for the release of shares so pledged on a basis equal to the principal and interest (or if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), paid by the Trustee on the Acquisition Loan. The released Financed Shares shall be allocated by Participants' Accounts in accordance with the provisions of Sections 5.04 or
5.09 of the Plan, whichever is applicable. Payment of principal and interest on any Acquisition Loan shall be made by the Trustee only from the Employer contributions paid in cash to enable the Trustee to repay such loan in accordance with Sections 4.01(b) or 4.01(c) of the Plan, from earnings attributable to such contributions, and any cash dividends received by the Trustee on Financed Shares acquired with the proceeds of the Acquisition Loan (including contributions, earnings and dividends received during or prior to the year of repayment less such payments in prior years), whether or not allocated. Financed Shares shall initially be credited to the Loan Suspense Account and shall be transferred for allocation to the Company Stock Account of Participants only as payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants' Company Stock Account for each Plan Year shall be based on the ratio that the payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan for that Plan Year bears to the sum of the payments of principal and interest on the Acquisition Loan for that

Plan Year plus the total remaining payment of principal and interest projected (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan over the duration of the Acquisition Loan repayment period, subject to the provisions of Section 5.05 of the Plan.

Section 4.04. Conditions as to Contributions.

In addition to the provisions of Section 12.03 of the Plan for the return of an Employer's contributions in connection with a failure of the Plan to qualify initially under the Code, any amount contributed by an Employer due to a good faith mistake of fact, or based upon a good faith but erroneous determination of its deductibility under Section 404 of the Code, shall be returned to the Employer within one year after the date on which the Employer originally made such contribution, or within one year after its nondeductibility has been finally determined. However, the amount to be returned shall be reduced to take account of any adverse investment experience within the Trust in order that the balance credited to each Participant's Accounts is not less that it would have been if the contribution had never been made by the Employer.

Section 4.05 Employee Contributions.

Employee contributions are neither required nor permitted under the Plan.

Section 4.06 Rollover Contributions.

Rollover contributions of assets from other tax-qualified retirement plans are not permitted under the Plan.

Section 4.07 Trustee-to-Trustee Transfers.

Trustee-to-trustee transfer of assets from other tax-qualified retirement plans are not permitted under the Plan.

                                    SECTION 5
                                 Plan Accounting

Section 5.01 Accounting for Allocations.

The Committee shall establish the Accounts (and sub-accounts, if deemed necessary) for each Participant, and the accounting procedures for the purpose of making the allocations to the Participants' Accounts provided for in this
Section 5. The Committee shall maintain adequate records of the cost basis of shares of Company Stock allocated to each Participant's Company Stock Account. The Committee also shall keep separate records of Financed Shares attributable to each Acquisition Loan and of contributions made by the Employers (and any earnings thereon) made for the purpose of enabling the Trustee to repay any Acquisition Loan. From time to time, the Committee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants, in accordance with the provisions of this Section 5 and the applicable requirements of the Code and ERISA. In accordance with Section 9 of the Plan, the Committee may delegate the responsibility for maintaining Accounts and records.

Section 5.02 Maintenance of Participants' Company Stock Accounts.

As of each Valuation Date, the Committee shall adjust the Company Stock Account of each Participant to reflect activity during the Valuation Period as follows:

(a) First, charge to each Participant's Company Stock Account all distributions and payments made to him that have not been previously charged;

(b) Next, credit to each Participant's Company Stock Account the shares of Company Stock, if any, that have been purchased with amounts from his Other Investments Account, and adjust such Other Investments Account in accordance with the provisions of Section 5.03 of the Plan; and

(c) Finally, credit to each Participant's Company Stock Account the shares of Company Stock representing contributions made by the Employers in the form of Company Stock and the number of Financed Shares released from the Loan Suspense Account under Section 4.03 of the Plan that are to be allocated and credited as of that date in accordance with the provisions of Section
      5.04 of the Plan.

Section 5.03 Maintenance of Participants' Other Investments Accounts.

As of each Valuation Date, the Committee shall adjust the Other Investments Account of each Participant to reflect activity during the Valuation Period as follows:

(a) First, charge to each Participant's Other Investments Account all distributions and payments made to him that have not previously been charged;

(b) Next, if Company Stock is purchased with assets from a Participant's Other Investments Account, the Participant's Other Investments Account shall be charged accordingly;

(c) Next, subject to the dividend provisions of Section 5.09 of the Plan, credit to the Other Investments Account of each Participant any cash dividends paid to the Trustee on shares of Company Stock held in that Participant's Company Stock Account (as of the record date for such cash dividends) and dividends paid on shares of Company Stock held in the Loan Suspense Account that have not been used to repay any Acquisition Loan. Cash dividends that have not been used to repay an Acquisition Loan and have been credited to a Participant's Other Investments Account shall be applied by the Trustee to purchase shares of Company Stock, which shares shall then be credited to the Company Stock Account of such Participant. The Participant's Other Investments Account shall then be charged by the amount of cash used to purchase such Company Stock or used to repay any Acquisition Loan. In addition, any earnings on:

      (i) Other Investments Accounts will be allocated to Participants' Other Investments Account, pro rata, based on such Other Investment Accounts balances as of the first day of the Valuation Period, and

      (ii) the Loan Suspense Account, other than dividends used to repay the Acquisition Loan, will be allocated to Participants' Other Investments Accounts, pro rata, based on their Other Investment Account Balances as of the first day of the Valuation Period.

(d)   Next, allocate and credit the Employer contributions made pursuant to
      Section 4.01(b) of the Plan for the purpose of repaying any Acquisition Loan in accordance with Section 5.04 of the Plan. Such amount shall then be used to repay any Acquisition Loan and such Participant's Other Investments Account shall be charged accordingly; and

(e) Finally, allocate and credit the Employer contributions (other than amounts contributed to repay an Acquisition Loan) that are made in cash (or property other than Company Stock) for the Plan Year to the Other Investments Account of each Participant in accordance with Section 5.04 of the Plan.

Section 5.04 Allocation and Crediting of Employer Contributions.

(a) Except as otherwise provided for in Section 5.09 of the Plan, as of the Valuation Date for each Plan Year:

      (i) Company Stock released from the Loan Suspense Account for that year and shares of Company Stock contributed directly to the Plan shall be allocated and credited to each Active Participant's (as defined in paragraph (c) of this Section 5.04) Account as follows:

            (A) first the number of shares of Company Stock with a fair market value (valued as of the time the Matching Contributions are accrued under the Savings Plan) equal to the Matching Contributions made under Section 4.01(c) of the Plan on behalf of an Active Participant shall be credited to the Active Participant's Company Stock Account (and a matching contribution sub-account); and then

            (B) the number of shares of Company Stock that bears the same ratio as the Active Participant's Compensation bears to the aggregate Compensation of all Active Participants for the Plan Year shall be credited to such Active Participant's Company Stock Account, and then

      (ii) The cash contributions not used to repay an Acquisition Loan and any other property contributed for that year shall be allocated and credited to each Active Participant's Account based on the ratio determined by comparing each Active Participant's Compensation to the aggregate Compensation of all Active Participants for the Plan Year as follows:

            (A) first the cash contributions and any other property with a fair market value (valued as of the time the Matching Contributions are accrued under the Savings Plan) equal to the Matching Contributions made under Section 4.01(c) of the Plan on behalf of an Active Participant shall be credited to the Active Participant's Other Investment Accounts (and a matching contribution sub-account); and then

            (B) the cash contributions and any other property contributed for that year shall be allocated and credited to such Participant's Other Investment Accounts in the same ratio as the Active Participant's Compensation bears to the aggregate Compensation of all Active Participants for the Plan Year.

(b)   For purposes of this Section 5.04, the term "Active Participant" means:

      (i) with respect to contributions made pursuant to Section 4.01(c) of the Plan, those Participants who would have otherwise have been entitled to an allocation of matching contributions under the terms of the Savings Plan for such period; and

      (ii) With respect to contributions made pursuant to Sections 4.01(a) and 4.01(b) of the Plan, those Employees who:

            (A) were employed by that Employer, including Employees on a Recognized Absence, on the last day of the Plan Year, or

            (B) terminated employment during the Plan Year by reason of death, Disability, or attainment of their Retirement Date.

Section 5.05 Limitations on Allocations.

(a) In General. Subject to the provisions of this Section 5.05, Section 415 of the Code shall be incorporated by reference into the terms of the Plan. No allocation shall be made under Section 5.04 of the Plan that would result in a violation of Section 415 of the Code.

(b) Code Section 415 Compensation. For purposes of this Section 5.05, Compensation shall be adjusted to reflect the general rule of Section 1.415-2(d) of the Treasury Regulations.

(c) Limitation Year. The "limitation year" (within the meaning of Section 415 of the Code) shall be the calendar year.

(d) Multiple Defined Contribution Plans. In any case where a Participant also participates in another defined contribution plan of the Association or its Affiliates, the appropriate committee of such other plan shall first reduce the after-tax contributions under any such plan, shall then reduce any elective deferrals under any such plan subject to Section 401(k) of the Code, shall then reduce all other contributions under any other such plan and, if necessary, shall then reduce contributions under this Plan, subject to the provisions of paragraph (f) of this Section 5.05.

(e)   Excess Allocations. If, after applying the allocation provisions under
      Section 5.04 of the Plan, allocations under Section 5.04 of the Plan would otherwise result in a violation of Section 415 of the Code, the Committee shall allocate and reallocate employer contributions to other Participants in the Plan for the limitation year or, if such allocation and reallocation causes the limitations of Section 415 of the Code to be exceeded, shall hold excess amounts in an unallocated suspense account for allocation in a subsequent Plan Year in accordance with Section 1.415-6(b)(6)(i) of the Treasury Regulations. Such suspense account, if permitted, will be credited before any allocation of contributions for subsequent limitation years.

Section 5.06 Other Limitations.

Aside from the limitations set forth in Sections 5.05 of the Plan, in no event shall more than one-third of the Employer contributions to the Plan (including Matching Contributions) be allocated to the Accounts of Highly Compensated Employees. In order to ensure such allocations are not made, the Committee shall, beginning with the Participants whose Compensation exceeds the limit then in effect under Section 401(a)(17) of the Code, reduce the amount of Compensation of such Highly Compensated Employees on a pro-rata basis per individual that would otherwise be taken into account for purposes of allocating benefits under Section 5.04 of the Plan. If, in order to satisfy this Section 5.06, any such Participant's Compensation must be reduced to an amount that is lower than the Compensation amount of the next highest paid (based on such Participant's Compensation) Highly Compensated Employee (the "breakpoint amount"), then, for purposes of allocating benefits under Section 5.04 of the Plan, the Compensation of all concerned Participants shall be reduced to an amount not to exceed such breakpoint amount.

Section 5.07 Limitations as to Certain Section 1042 Transactions.

To the extent that a shareholder of Company Stock sell qualifying Company Stock to the Plan and elects (with the consent of the Association) nonrecognition of gain under Section 1042 of the Code, no portion of the Company Stock purchased in nonrecognition transaction (or other dividends or other income attributable thereto) may accrue or be allocated during the nonallocation period (the ten
(10) year period beginning on the later of the date of the sale of the qualified Company Stock, or the date of the Plan allocation attributable to the final payment of an Acquisition Loan incurred in connection with such sale) for the benefit of:

(a)   the selling shareholder;

(b) the spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants of the selling shareholder or descendant referred to in (a) above; or

(c) any other person who owns, after application of Section 318(a) of the Code, more than twenty-five percent (25%) of:

      (i) any class of outstanding stock of the Association or any Affiliate, or

      (ii) the total value of any class of outstanding stock of the Association or any Affiliate.

      For purposes of this Section 5.07, Section 318(a) of the Code shall be applied without regard to the employee trust exception of Section 318(a)(2)(B)(i) of the Code.

Section 5.08 Nondiscrimination Test for Matching Contributions.

(a) Notwithstanding anything herein to the contrary, the Plan shall meet the nondiscrimination test of Section 401(m) of the Code for each Plan Year. In order to meet the nondiscrimination test, any or all of the following steps may be taken:

      (i) At any time during the Plan Year, the Committee may limit the amount of Matching Contributions that may be made on behalf of Highly Compensated Employees;

      (ii) Notwithstanding any other provision of the Plan, the Committee may distribute to Highly Compensated Employees the excess aggregate contributions made for the Plan Year (to the extent necessary to meet the requirements of Section 401(m) of the Code), plus any income and minus any loss allocable thereto, to Participants to whose accounts such excess aggregate contributions were allocated for the preceding Plan Year. Excess aggregate contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage (as defined herein) taken into account in calculating the Average Contribution Percentage Test for the year which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage and continuing in descending order until all the excess aggregated contributions have been allocated;

      (iii) The Committee may recommend to the Board of Directors of the Association that the Employer make an additional Matching Contribution to the Plan for the benefit of Participants who are not Highly Compensated Employees to the extent necessary to meet the requirements of Section 401(m) of the Code; and

      (iv) The Committee may take any other steps that the Committee deems appropriate.

(b) The nondiscrimination requirements of Section 401(m) of the Code require that, in each Plan Year, the "Contribution Percentage" (defined below) of the eligible Highly Compensated Employees for such Plan Year does not exceed the greater of:

      (i) The Contribution Percentage of all other eligible Employees for the preceding Plan Year multiplied by 1.25; or

      (ii) The lesser of the Contribution Percentage of all other eligible Employees for the preceding Plan Year multiplied by 2, or the Contribution Percentage of all other eligible Employees for the preceding Plan Year plus 2 percentage points. (Use of this alternative limitation shall be subject to the provisions of Section 1.401(m)-2 of the Treasury Regulations regarding the multiple use of the alternative deferral tests set for forth in Section 401(k) and 401(m) of the Code.)

      The Committee may elect to calculate the Contribution Percentages using the Plan Year rather than the preceding Plan Year; provided, however, that if the Committee so elects, the election may only be changed as provided by the Secretary of the Treasury.

(c) The "Contribution Percentage" for a group of Employees is the average of the ratios, calculated separately for each Employee in the group, of the amount of Matching Contributions that are credited under the Plan on behalf of each Employee for the Plan Year, to the Employee's Compensation for the Plan Year.

Section 5.09 Change in Control Provisions.

(a) Upon a Change in Control, the Committee shall direct the Trustee to sell or otherwise dispose of a sufficient number of share of Company Stock held in the Loan Suspense Account, and the proceeds of such sale of disposition shall be used to repay in full any outstanding Acquisition Loan of the Plan. After repayment of the Acquisition Loan, all remaining shares of Company Stock held in the Loan Suspense Account and any cash proceeds from the sale or other disposition of any shares of Company Stock held in the Loan Suspense shall be allocated among the Accounts of all Participants who were employed by an Employer immediately preceding the date on which the Change in Control occurs. Such allocation of shares or cash proceeds shall be credited as of the date on which the Change in Control occurs to the Accounts of each Participant who is either in active Service with an Employer immediately preceding the date on which the Change in Control occurs or is on a Recognized Absence immediately preceding the date on which the Change in Control occurs (each an "Affected Participant"), in proportion to the opening balances in their Company Stock Accounts as of the first day of the current Valuation Period. If any amount cannot be allocated to an Affected Participant's Account in the limitation year during which a Change in Control occurs as a result of the limitations of
      Section 415 of the Code, the amounts will be allocated in subsequent years to those persons who were Affected Participants and who continue to be Participants in the Plan until such amounts are finally allocated to Affected Participants.

(b) Notwithstanding any other provision of the Plan, this Section 5.09 may not be amended on or after a Change in Control has occurred, unless required by the Internal Revenue Service as a condition of the continued treatment of the Plan as a tax-qualified plan under Section 401(a) of the Code.

(c) This Section 5.09 shall have no force and effect unless the price paid for the Company Stock in connection with the Change in Control is greater than the average basis of the unallocated Company Stock held in the Loan Suspense Account as of the date of the Change in Control.

Section 5.10 Dividends.

(a) Stock Dividends. Dividends on Company Stock which are received by the Trustee in the form of additional Company Stock shall be retained in the portion of the Trust Fund consisting of Company Stock, and shall be allocated among the Participants' Accounts and the Loan Suspense Account in accordance with their holdings of the Company Stock on which the dividends have been paid.

(b) Cash Dividends on Allocated Shares. Dividends on Company Stock credited to Participants' Accounts which are received by the Trustee in the form of cash shall, at the direction of the Association, either:

      (i)   be credited to Participants' Accounts in accordance with Section
            5.03 of the Plan and invested as part of the Trust Fund;

      (ii)  be distributed immediately to the Participants;

      (iii) be distributed to the Participants within ninety (90) days of the close of the Plan Year in which paid; or

      (iv) be used to repay principal and interest on the Acquisition Loan used to acquire Company Stock on which the dividends were paid.

In addition to the alternatives specified in the preceding paragraph regarding the treatment of cash dividends paid with respect to shares of Company Stock credited to Participants' Accounts, if authorized by the Committee for the Plan Year, a Participant may elect that cash dividends paid on Company Stock credited to the Participant's Account shall either be:

      (i) paid to the Plan, reinvested in Company Stock and credited to the Participant's Account;

      (ii)  distributed in cash to the Participant; or

      (iii) distributed to the Participant within ninety (90) days of the close of the Plan Year in which paid.

Dividends subject to an election under this paragraph (and any Company Stock acquired therewith pursuant to a Participant's election) shall at all times be fully vested. To the extent the Committee authorizes elections pursuant to this paragraph, the Committee shall establish policies and procedures relating to Participant elections and, if applicable, the reinvestment of cash dividends in Company Stock, which are consistent with guidance issued under Section 404(k) of the Code or which the Committee believes is consistent with the provisions of
Section 404(k) of the Code in the absence of any regulatory guidance.

(c) Cash Dividends on Unallocated Shares. Dividends on Company Stock held in the Loan Suspense Account which are received by the Trustee in the form of cash shall be applied as soon as practicable to payments of principal and interest under the Acquisition Loan incurred with the purchase of the Company Stock.

(d) Financed Shares. Financed Shares released from the Loan Suspense Account by reason of dividends paid with respect to such Company Stock shall be allocated under Sections 5.03 and 5.04 of the Plan as follows:

      (i) First, Financed Shares with a fair market value at least equal to the dividends paid with respect the Company Stock allocated to Participants' Accounts shall be allocated among and credited to the Accounts of such Participants, pro rata, according to the number of shares of Company Stock held in such accounts on the date such dividend is declared by the Company; and

      (ii) Then, any remaining Financed Shares released from the Loan Suspense Account by reason of dividends paid with respect to Company Stock held in the Loan Suspense Account shall be allocated among and credited to the Accounts of all Participants, pro rata, according to each Participant's Compensation.

                                    SECTION 6
                             Vesting and Forfeitures

Section 6.01 Deferred Vesting in Accounts.

                Period of Service            Vested Percentage
                -----------------            -----------------

                        1                            20%
                        2                            40%
                        3                            60%
                        4                            80%
                        5                           100%

For purposes of determining a Participant's Period of Service under this Section 6.01, employment with the Association or an Affiliate shall be deemed employment with the Employer. For purposes of determining a Participant's vested percentage in his Accounts, all Periods of Service shall be included.

Section 6.02 Immediate Vesting in Certain Situations.

(a) Notwithstanding Section 6.01(a) and (b) of the Plan, a Participant shall become fully vested in his Accounts upon the earlier of:

      (i) termination of the Plan or upon the permanent and complete discontinuance of contributions by his Employer to the Plan; provided, however, that in the event of a partial termination, the interest of each Participant shall fully vest only with respect to that part of the Plan which is terminated;

      (ii)  the Participant's attainment of his Normal Retirement Age;

      (iii) a "Change in Control" (as defined in Section 2.01 of the Plan); or

      (iv) termination of employment by reason of death, Disability, Early Retirement or reaching his Retirement Date.

Section 6.03 Treatment of Forfeitures.

(a) If a Participant who is not fully vested in his Accounts terminates employment, that portion of his Accounts in which he is not vested shall be forfeited upon the earlier of:

      (i) the date the Participant receives a distribution of his entire vested benefits under the Plan, or

      (ii) the date at which the Participant incurs five (5) consecutive One Year Periods of Severance.

(b) If a Participant who has terminated employment and has received a distribution of his entire vested benefits under the Plan is subsequently reemployed by an Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the portion of his Accounts which was previously forfeited restored to his Accounts, provided he repays to the Trustee within five (5) years of his subsequent employment date an amount equal to the distribution. The amount restored to the Participant's Account shall be credited to his Account as of the last day of the Plan Year in which the Participant repays the distributed amount to the Trustee and the restored amount shall come from other Employees' forfeitures and, if such forfeitures are insufficient, from a special contribution by his Employer for that year. If a Participant's employment terminates prior to his Account having become vested, such Participant shall be deemed to have received a distribution of his entire vested interest as of the Valuation Date next following his termination of employment.

(c) If a Participant who has terminated employment but has not received a distribution of his entire vested benefits under the Plan is subsequently reemployed by an Employer subsequent to incurring five (5) consecutive One Year Periods of Severance, any undistributed balance of his Accounts from his prior participation which was not forfeited shall be maintained as a fully vested subaccount with his Account.

(d) If a portion of a Participant's Account is forfeited, assets other than Company Stock must be forfeited before any Company Stock may be forfeited.

(e)   Forfeitures shall be reallocated among the other Participants in the Plan.

Section 6.04 Accounting for Forfeitures.

A forfeiture shall be charged to the Participant's Account as of the first day of the first Valuation Period in which the forfeiture becomes certain pursuant to Section 6.03 of the Plan. Except as otherwise provided in Section 6.03 of the Plan, a forfeiture shall be added to the contributions of the terminated Participant's Employer which are to be credited to other Participants pursuant to Section 4 as of the last day of the Plan Year in which the forfeiture becomes certain.

Section 6.05 Vesting Upon Reemployment.

(a) If an Employee is not vested in his Accounts, incurs a One Year Period of Severance and again performs an Hour of Service, such Employee shall receive credit for his Periods of Service prior to his One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years of (ii) the aggregate number of his Periods of Service credited before his One Year Period of Severance.

(b) If a Participant is partially vested in his Accounts, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for his Periods of Service prior to his One Year Period of Severance; provided, however, that after five (5) consecutive One Year Periods of Severance, a former Participant's vested interest in his Accounts attributable to Periods of Service prior to his One Year Period of Severance shall not be increased as a result of his Periods of Service following his reemployment date.

(c) If a Participant is fully vested in his Accounts, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his One Year Period of Severance.

                                    SECTION 7
                                  Distributions

Section 7.01 Distribution of Benefit Upon a Termination of Employment.

(a) A Participant whose employment terminates for any reason shall receive the entire vested portion of his Accounts in a single payment on a date selected by the Committee; provided, however, that such date shall be on or before the 60th day after the end of the Plan Year in which the Participant's employment terminated. The benefits from that portion of the Participant's Other Investments Account shall be calculated on the basis of the most recent Valuation Date before the date of payment. Subject to the provisions of Section 7.05 of the Plan, if the Committee so provides, a Participant may elect that his benefits be distributed to him in the form of either Company Stock, cash, or some combination thereof.

(b) Notwithstanding paragraph (a) of this Section 7.01, if the balance credited to a Participant's Accounts exceeds, at the time such benefit was distributable, $5,000, his benefits shall not be paid before the latest of his 65th birthday or the tenth anniversary of the year in which he commenced participation in the Plan, unless he elects an early payment date in a written election filed with the Committee. Such an election is not valid unless it is made after the Participant has received the required notice under Section 1.411(a)-11(c) of the Treasury Regulations that provides a general description of the material features of a lump sum distribution and the Participant's right to defer receipt of his benefits under the Plan. The notice shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit. Written consent of the Participant to the distribution generally may not be made within 30 days of the date the Participant receives the notice and shall not be made more than 90 days from the date the Participant receives the notice. However, a distribution may be made less than 30 days after the notice provided under
      Section 1.411(a)-11(c) of the Treasury Regulations is given, if:

      (i) the Committee clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option), and

      (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

A Participant may modify such an election at any time, provided any new benefit payment date is at least 30 days after a modified election is delivered to the Committee.

Section 7.02 Minimum Distribution Requirements.

With respect to all Participants, other than those who are "5% owners" (as defined in Section 416 of the Code), benefits shall be paid no later than the April 1st of the later of:

      (i) the calendar year following the calendar year in which the Participant attains age 70-1/2, or

      (ii)  the calendar year in which the Participant retires.

With respect to all Participants who are 5% owners within the meaning of Section 416 of the Code, such Participants' benefits shall be paid no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2.

Section 7.03 Benefits on a Participant's Death.

(a)   If a Participant dies before his benefits are paid pursuant to Section
      7.01 of the Plan, the balance credited to his Accounts shall be paid to his Beneficiary in a single distribution on or before the 60th day after the end of the Plan Year in which the Participant died. If the Participant has not named a Beneficiary or his named Beneficiary should not survive him, then the balance in his Accounts shall be paid to his estate. The benefits from that portion of the Participant's Other Investments Account shall be calculated on the basis of the most recent Valuation Date before the date of payment.

(b) If a married Participant dies before his benefit payments begin, then, unless he has specifically elected otherwise, the Committee shall cause the balance in his Accounts to be paid to his spouse, as Beneficiary. A married Participant may name an individual other than his spouse as Beneficiary provided that such election is accompanied by the spouse's written consent which must:

      (i)   acknowledge the effect of the election;

      (ii) explicitly provide either that the designated Beneficiary may not subsequently be changed by the Participant without the spouse's further consent or that it may be changed without such consent; and

      (iii) must be witnessed by the Committee, its representative, or a notary public.

This requirement shall not apply if the Participant establishes to the Committee's satisfaction that the spouse may not be located.

(c) The Committee shall from time to time take whatever steps it deems appropriate to keep informed of each Participant's marital status. Each Employer shall provide the Committee with the most reliable information in the Employer's possession regarding its Participants' marital status, and the Committee may, in its discretion, require a notarized affidavit from any Participant as to his marital status. The Committee, the Plan, the Trustee, and the Employers shall be fully protected and discharged from any liability to the extent of any benefit payments made as a result of the Committee's good faith and reasonable reliance upon information obtained from a Participant as to the Participant's marital status.

Section 7.04 Delay in Benefit Determination.

If the Committee is unable to determine the benefits payable to a Participant or Beneficiary on or before the latest date prescribed for payment pursuant to this
Section 7, the benefits shall in any event be paid within 60 days after they can first be determined, with whatever makeup payments may be appropriate in view of the delay.

Section 7.05 Options to Receive and Sell Stock.

(a) Unless ownership of virtually all Company Stock is restricted to active Employees and qualified retirement plans for the benefit of Employees pursuant to the certificates of incorporation or by-laws of the Employers issuing Company Stock, a terminated Participant or the Beneficiary of a deceased Participant may instruct the Committee to distribute the Participant's entire vested interest in his Accounts in the form of Company Stock. In that event, the Committee shall apply the Participant's vested interest in his Other Investments Account to purchase sufficient Company Stock to make the required distribution.

(b) Any Participant who receives Company Stock pursuant to this Section 7.05, and any person who has received Company Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover distribution described in Section 402(c) of the Code, shall have the right to require the Employer which issued the Company Stock to purchase the Company Stock for its current fair market value (hereinafter referred to as the "put right"). The put right shall be exercisable by written notice to the Committee during the first 60 days after the Company Stock is distributed by the Plan, and, if not exercised in that period, during the first 60 days in the following Plan Year after the Committee has communicated to the Participant its determination as to the Company Stock's current fair market value. If the put right is exercised, the Trustee may, if so directed by the Committee in its sole discretion, assume the Employer's rights and obligations with respect to purchasing the Stock. However, the put right shall not apply to the extent that the Company Stock, at the time the put right would otherwise be exercisable, may be sold on an established market in accordance with federal and state securities laws and regulations.

(c) With respect to a put right, the Employer or the Trustee, as the case may be, may elect to pay for the Company Stock in equal periodic installments, not less frequently than annually, over a period not longer than five (5) years from the 30th day after the put right is exercised pursuant to paragraph (b) of this Section 7.05, with adequate security and interest at a reasonable rate on the unpaid balance, all such terms to be set forth in a promissory note delivered to the seller with normal terms as to acceleration upon any uncured default.

(d) Nothing contained in this Section 7.05 shall be deemed to obligate any Employer to register any Company Stock under any federal or state securities law or to create or maintain a public market to facilitate the transfer or disposition of any Company Stock. The put right described in this Section 7.05 may only be exercised by a person described in the paragraph (b) of this Section 7.05, and may not be transferred with any Company Stock to any other person. As to all Company Stock purchased by the Plan in exchange for any Acquisition Loan, the put right must be nonterminable. The put right for Company Stock acquired through an Acquisition Loan shall continue with respect to such Company Stock after the Acquisition Loan is repaid or the Plan ceases to be an employee stock ownership plan. Except as provided above, in accordance with the provisions of Sections 54.4975-7(b)(4) of the Treasury Regulations, no Company Stock acquired with the proceeds of an Acquisition Loan may be subject to any put, call or other option or buy-sell or similar arrangement while held by, and when distributed from, the Plan, whether the Plan is then an employee stock ownership plan.

Section 7.06 Restrictions on Disposition of Stock.

Except in the case of Company Stock which is traded on an established market, a Participant who receives Company Stock pursuant to this Section 7, and any person who has received Company Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover distribution described in Section 402(c) of the Code, shall, prior to any sale or other transfer of the Company Stock to any other person, first offer the Company Stock to the issuing Employer and to the Plan at its current fair market value. This restriction shall apply to any transfer, whether voluntary, involuntary, or by operation of law, and whether for consideration or gratuitous. Either the Employer or the Trustee may accept the offer within 14 days after it is delivered. Any Company Stock distributed by the Plan shall bear a conspicuous legend describing the right of first refusal under this Section 7.06, as applicable, as well as any other restrictions upon the transfer of the Company Stock imposed by federal and state securities laws and regulations.

Section 7.07 Direct Transfer of Eligible Plan Distributions.

(a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee (as defined below) may elect to have any portion of an eligible rollover distribution (as defined below) paid directly to an eligible retirement plan (as defined below) specified by the distributee in a direct rollover (as defined below). A "distributee" includes a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse. For purposes of this Section 7.07 a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee

(b) To effect such a direct transfer, the distributee must notify the Committee that a direct transfer is desired and provide to the Committee the eligible retirement plan to which the payment is to be made. Such notice shall be made in such form and at such time as the Committee may prescribe. Upon receipt of such notice, the Committee shall direct the Trustee to make a trustee-to-trustee transfer of the eligible rollover distribution to the eligible retirement plan so specified.

(c) For purposes of this Section 7.07, an "eligible rollover distribution" shall have the meaning set forth in Section 402(c)(4) of the Code and any Treasury Regulations promulgated thereunder. To the extent such meaning is not inconsistent with the above references, an eligible rollover distribution shall mean any distribution of all or any portion of the Participant's Account, except that such term shall not include any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (i) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and a designated Beneficiary, or (ii) for a period of ten years or more. . Further, the term "eligible rollover distribution" shall not include any distribution required to be made under
      Section 401(a)(9) of the Code or, the portion of any distribution that is not includible in gross income (determined without regard to the exclusions for net unrealized appreciation with respect to Company Stock). To the extent applicable under the Plan, "eligible rollover distributions shall also not include any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

(d) For purposes of this Section 7.07, "an "eligible retirement plan" shall have the meaning set forth in Section 402(c)(8) of the Code and any Treasury Regulations promulgated thereunder. To the extent such meaning is not consistent with the above references, an eligible retirement plan shall mean: (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in
      Section 408(b) of the Code, (iii) an annuity plan described in Section 403(a) of the Code, or (iv) a qualified trust described in Section 401(a) of the Code that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity

                                    SECTION 8
                    Voting of Company Stock and Tender Offers

Section 8.01 Voting of Company Stock.

(a) In General. The Trustee shall generally vote all shares of Company Stock held in the Trust in accordance with the provisions of this Section 8.01.

(b) Allocated Shares. Shares of Company Stock which have been allocated to Participants' Accounts shall be voted by the Trustee in accordance with the Participants' written instructions.

(c) Uninstructed and Unallocated Shares. Shares of Company Stock which have been allocated to Participants' Accounts but for which no written instructions have been received by the Trustee regarding voting shall be voted by the Trustee in a manner calculated to most accurately reflect the instructions the Trustee has received from Participants regarding voting shares of allocated Company Stock. Shares of unallocated Company Stock shall also be voted by the Trustee in a manner calculated to most accurately reflect the instructions the Trustee has received from Participants regarding voting shares of allocated Company Stock. Notwithstanding the preceding two sentences, all shares of Company Stock which have been allocated to Participants' Accounts and for which the Trustee has not timely received written instructions regarding voting and all unallocated shares of Company Stock must be voted by the Trustee in a manner determined by the Trustee to be solely in the best interests of the Participants and Beneficiaries.

(d) Voting Prior to Allocation. In the event no shares of Company Stock have been allocated to Participants' Accounts at the time Company Stock is to be voted, each Participant shall be deemed to have one share of Company Stock allocated to his Accounts for the sole purpose of providing the Trustee with voting instructions.

(e) Procedure and Confidentiality. Whenever such voting rights are to be exercised, the Employers, the Committee, and the Trustee shall see that all Participants and Beneficiaries are provided with the same notices and other materials as are provided to other holders of the Company Stock, and are provided with adequate opportunity to deliver their instructions to the Trustee regarding the voting of Company Stock allocated to their Accounts or deemed allocated to their Accounts for purposes of voting. The instructions of the Participants with respect to the voting of shares of Company Stock shall be confidential.

Section 8.02 Tender Offers.

In the event of a tender offer, Company Stock shall be tendered by the Trustee in the same manner set forth in Section 8.01 of the Plan regarding the voting of Company Stock.

                                    SECTION 9
                      The Committee and Plan Administration

Section 9.01 Identity of the Committee.

The Committee shall consist of three or more individuals selected by the Association. Any individual, including a director, trustee, shareholder, officer, or Employee of an Employer, shall be eligible to serve as a member of the Committee. The Association shall have the power to remove any individual serving on the Committee at any time without cause upon ten (10) days written notice to such individual and any individual may resign from the Committee at any time without reason upon ten (10) days written notice to the Association. The Association shall notify the Trustee of any change in membership of the Committee.

Section 9.02 Authority of Committee.

(a) The Committee shall be the "plan administrator" within the meaning of ERISA and shall have exclusive responsibility and authority to control and manage the operation and administration of the Plan, including the interpretation and application of its provisions, except to the extent such responsibility and authority are otherwise specifically:

      (i) allocated to the Association, the Employers, or the Trustee under the Plan and Trust Agreement;

      (ii) delegated in writing to other persons by the Association, the Employers, the Committee, or the Trustee; or

      (iii) allocated to other parties by operation of law.

(b) The Committee shall have exclusive responsibility regarding decisions concerning the payment of benefits under the Plan.

(c) The Committee shall have full investment responsibility with respect to the Investment Fund except to the extent, if any, specifically provided in the Trust Agreement.

(e) In the discharge of its duties, the Committee may employ accountants, actuaries, legal counsel, and other agents (who also may be employed by an Employer or the Trustee in the same or some other capacity) and may pay such individuals reasonable compensation and expenses for their services rendered with respect to the operation or administration of the Plan to the extent such payments are not otherwise prohibited by law.

Section 9.03 Duties of Committee.

(a) The Committee shall keep whatever records may be necessary in connection with the maintenance of the Plan and shall furnish to the Employers whatever reports may be required from time to time by the Employers. The Committee shall furnish to the Trustee whatever information may be necessary to properly administer the Trust. The Committee shall see to the filing with the appropriate government agencies of all reports and returns required with respect to the Plan under ERISA and the Code and other applicable laws.

(b) The Committee shall have exclusive responsibility and authority with respect to the Plan's holdings of Company Stock and shall direct the Trustee in all respects regarding the purchase, retention, sale, exchange, and pledge of Company Stock and the creation and satisfaction of any Acquisition Loan to the extent such responsibilities are not set forth in the Trust Agreement.

(c) The Committee shall at all times act consistently with the Association's long-term intention that the Plan, as an employee stock ownership plan, be invested primarily in Company Stock. Subject to the direction of the Committee with respect to any Acquisition Loan pursuant to the provisions of Section 4.03 of the Plan, and subject to the provisions of Sections
      7.05 and 11.04 of the Plan as to Participants' rights under certain circumstances to have their Accounts invested in Company Stock or in assets other than Company Stock, the Committee shall determine, in its sole discretion, the extent to which assets of the Trust shall be used to repay any Acquisition Loan, to purchase Company Stock, or to invest in other assets selected by the Committee or an investment manager. No provision of the Plan relating to the allocation or vesting of any interests in the Company Stock or investments other than Company Stock shall restrict the Committee from changing any holdings of the Trust Fund, whether the changes involve an increase or a decrease in the Company Stock or other assets credited to Participants' Accounts. In determining the proper extent of the Trust Fund's investment in Company Stock, the Committee shall be authorized to employ investment counsel, legal counsel, appraisers, and other agents and to pay their reasonable compensation and expenses to the extent such payments are not prohibited by law.

(d) If the valuation of any Company Stock is not established by reported trading on a generally recognized public market, then the Committee shall have the exclusive authority and responsibility to determine value of the Company Stock for all purposes under the Plan. Such value shall be determined as of each Valuation Date and on any other date as of which the Trustee purchases or sells Company Stock in a manner consistent with
      Section 4975 of the Code and the Treasury Regulations thereunder. The Committee shall use generally accepted methods of valuing stock of similar corporations for purposes of arm's length business and investment transactions, and in this connection the Committee shall obtain, and shall be protected in relying upon, the valuation of Company Stock as determined by an independent appraiser (as defined in Section 401(a)(28)(c) of the Code).

Section 9.04 Compliance with ERISA and the Code.

The Committee shall perform all acts necessary to ensure the Plan's compliance with ERISA and the Code. Each individual member of the Committee shall discharge his duties in good faith and in accordance with the applicable requirements of ERISA and the Code.

Section 9.05 Action by Committee.

All actions of the Committee shall be governed by the affirmative vote of a number of the members of the Committee which is a majority of the total number of the members of the Committee. The members of the Committee may meet informally and may take any action without meeting as a group.

Section 9.06 Execution of Documents.

Any instrument executed by the Committee may be signed by any member of the Committee.

Section 9.07 Adoption of Rules.

The Committee shall adopt such rules and regulations of uniform applicability as it deems necessary or appropriate for the proper operation, administration and interpretation of the Plan.

Section 9.08 Responsibilities to Participants.

The Committee shall determine which Employees qualify to participate in the Plan. The Committee shall furnish to each Eligible Employee whatever summary plan descriptions, summary annual reports, and other notices and information which may be required under ERISA. The Committee also shall determine when a Participant or his Beneficiary qualifies for the payment of benefits under the Plan. The Committee shall furnish to each such Participant or Beneficiary whatever information is required under ERISA or the Code (or is otherwise appropriate) to enable the Participant or Beneficiary to make whatever elections may be available pursuant to Section 7, and the Committee shall provide for the payment of benefits in the proper form and amount from the Trust. The Committee may decide in its sole discretion to permit modifications of elections and to defer or accelerate benefits to the extent consistent with the terms of the Plan, applicable law, and the best interests of the individuals concerned.

Section 9.09 Alternative Payees in Event of Incapacity.

If the Committee finds at any time that an individual qualifying for benefits under this Plan is a minor or is incompetent, the Committee may direct the benefits to be paid, in the case of a minor, to his parents, his legal guardian, a custodian for him under the Uniform Transfers to Minors Act, or the person having actual custody of him, or, in the case of an incompetent, to his spouse, his legal guardian, or the person having actual custody of him. The Committee and the Trustee shall not be obligated to inquire as to the actual use of the funds by the person receiving them under this Section 9.09, and any such payment shall completely discharge the obligations of the Plan, the Trustee, the Committee, and the Employers to the extent of the payment.

Section 9.10 Indemnification by Employers.

Except as separately agreed in writing, the Committee, and any member or employee of the Committee, shall be indemnified and held harmless by the Employers, jointly and severally, to the fullest extent permitted by law against any and all costs, damages, expenses, and liabilities reasonably incurred by or imposed upon the Committee or such individual in connection with any claim made against the Committee or such individual or in which the Committee or such individual may be involved by reason of being, or having been, the Committee, or a member or employee of the Committee, to the extent such amounts are not paid by insurance.

Section 9.11 Abstention by Interested Member.

Any member of the Committee who also is a Participant in the Plan shall take no part in any determination specifically relating to his own participation or benefits under the Plan, unless his abstention would render the Committee incapable of acting on the matter.

                                   SECTION 10
                         Rules Governing Benefit Claims

Section 10.01 Claim for Benefits.

Any Participant or Beneficiary who qualifies for the payment of benefits shall file a claim for his benefits with the Committee on a form provided by the Committee. The claim, including any election of an alternative benefit form, shall be filed at least 30 days before the date on which the benefits are to begin. If a Participant or Beneficiary fails to file a claim by the 30th day before the date on which benefits become payable, he shall be presumed to have filed a claim for payment for the Participant's benefits in the standard form prescribed by Section 7 of the Plan.

Section 10.02 Notification by Committee.

Within 90 days after receiving a claim for benefits (or within 180 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary within 90 days after receiving the claim for benefits), the Committee shall notify the Participant or Beneficiary whether the claim has been approved or denied. If the Committee denies a claim in any respect, the Committee shall set forth in a written notice to the Participant or Beneficiary:

(a)   each specific reason for the denial;

(b) specific references to the pertinent Plan provisions on which the denial is based;

(c) a description of any additional material or information which could be submitted by the Participant or Beneficiary to support his claim, with an explanation of the relevance of such information; and

(d) an explanation of the claims review procedures set forth in Section 10.03 of the Plan.

Section 10.03 Claims Review Procedure.

Within 60 days after a Participant or Beneficiary receives notice from the Committee that his claim for benefits has been denied in any respect, he may file with the Committee a written notice of appeal setting forth his reasons for disputing the Committee's determination. In connection with his appeal, the Participant or Beneficiary or his representative may inspect or purchase copies of pertinent documents and records to the extent not inconsistent with other Participants' and Beneficiaries' rights of privacy. Within 60 days after receiving a notice of appeal from a prior determination (or within 120 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary and his representative within 60 days after receiving the notice of appeal), the Committee shall furnish to the Participant or Beneficiary and his representative, if any, a written statement of the Committee's final decision with respect to his claim, including the reasons for such decision and the particular Plan provisions upon which it is based.

                                   SECTION 11
                                    The Trust

Section 11.01 Creation of Trust Fund.

All amounts received under the Plan from an Employer and investments shall be held in a Trust Fund pursuant to the terms of this Plan and the Trust Agreement. The benefits described in this Plan shall be payable only from the assets of the Trust Fund. Neither the Association, any other Employer, its board of directors or trustees, its stockholders, its officers, its employees, the Committee, nor the Trustee shall be liable for payment of any benefit under this Plan except from the Trust Fund.

Section 11.02 Company Stock and Other Investments.

The Trust Fund held by the Trustee shall be divided into Company Stock and investments other than Company Stock. The Trustee shall have no investment responsibility for the portion of the Trust Fund consisting of Company Stock, but shall accept any Employer contributions made in the form of Company Stock, and shall acquire, sell, exchange, distribute, and otherwise deal with and dispose of Company Stock in accordance with the instructions of the Committee.

Section 11.03 Acquisition of Company Stock.

From time to time the Committee may, in its sole discretion, direct the Trustee to acquire Company Stock from the issuing Employer or from shareholders, including shareholders who are or have been Employees, Participants, or fiduciaries with respect to the Plan. The Trustee shall pay for such Company Stock no more than its fair market value, which shall be determined conclusively by the Committee pursuant to Section 9.03(d) of the Plan. The Committee may direct the Trustee to finance the acquisition of Company Stock through an Acquisition Loan subject to the provisions of Section 4.03 of the Plan.

Section 11.04 Participants' Option to Diversify.

The Committee shall provide for a procedure under which each Participant may, during the first five years of a certain six-year period, elect to have up to 25 percent of the value of his Accounts committed to alternative investment options within an "Investment Fund." For the sixth year in this period, the Participant may elect to have up to 50 percent of the value of his Accounts committed to other investments. The six-year period shall begin with the Plan Year following the first Plan Year in which the Participant has both reached age 55 and completed 10 years of participation in the Plan; a Participant's election to diversify his Accounts must be made within the 90-day period immediately following the last day of each of the six Plan Years. The Committee shall see that the Investment Fund includes a sufficient number of investment options to comply with Section 401(a)(28)(B) of the Code. The Committee may, in its discretion, permit a transfer of a portion of the Participant's Accounts to the Savings Plan in order to satisfy this Section 11.04, provided such investments comply with Section 401(a)(28)(B) of the Code and such transfer is not otherwise prohibited under the Code or ERISA. The Trustee shall comply with any investment directions received from Participants in accordance with the procedures adopted from time to time by the Committee under this Section 11.04.

                                   SECTION 12
                       Adoption, Amendment and Termination

Section 12.01 Adoption of Plan by Other Employers.

With the consent of the Association, any entity may become a participating Employer under the Plan by:

(a)   taking such action as shall be necessary to adopt the Plan;

(b)   becoming a party to the Trust Agreement establishing the Trust Fund; and

(c) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to the entity's Employees.

Section 12.02 Adoption of Plan by Successor.

In the event that any Employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that an entity other than an Employer shall succeed to all or substantially all of the Employer's business, the successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Trust Agreement. Contributions by the Employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of the successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, the successor entity shall not have elected to become a party to the Plan, or if the Employer shall adopt a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to Employees of the Employer as of the close of business on the 90th day following the effective date of the reorganization, or as of the close of business on the date of adoption of a plan of complete liquidation, as the case may be.

Section 12.03 Plan Adoption Subject to Qualification.

Notwithstanding any other provision of the Plan, the adoption of the Plan and the execution of the Trust Agreement are conditioned upon their being determined initially by the Internal Revenue Service to meet the qualification requirements of Section 401(a) of the Code, so that the Employers may deduct currently for federal income tax purposes their contributions to the Trust and so that the Participants may exclude the contributions from their gross income and recognize income only when they receive benefits. In the event that this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) of the Code, the Plan may be amended retroactively to the earliest date permitted by the Code and the applicable Treasury Regulations in order to secure qualification under Section 401(a) of the Code. If this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) of the Code either as originally adopted or as amended, each Employer's contributions to the Trust under this Plan (including any earnings thereon) shall be returned to it and this Plan shall be terminated. In the event that this Plan is amended after its initial qualification and the Plan as amended is held by the Internal Revenue Service not to qualify under Section 401(a) of the Code, the amendment may be modified retroactively to the earliest date permitted by the Code and the applicable Treasury Regulations in order to secure approval of the amendment under Section 401(a) of the Code.

Section 12.04 Right to Amend or Terminate.

The Association intends to continue this Plan as a permanent program. However, each participating Employer separately reserves the right to suspend, supersede, or terminate the Plan at any time and for any reason, as it applies to that Employer's Employees, and the Association reserves the right to amend, suspend, supersede, merge, consolidate, or terminate the Plan at any time and for any reason, as it applies to the Employees of all Employers. No amendment, suspension, supersession, merger, consolidation, or termination of the Plan shall reduce any Participant's or Beneficiary's proportionate interest in the Trust Fund, or shall divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan. Except as is required for purposes of compliance with the Code or ERISA, the provisions of Section 4.04 relating to the crediting of contributions, forfeitures and shares of Company Stock released from the Loan Suspense Account, nor any other provision of the Plan relating to the allocation of benefits to Participants, may be amended more frequently than once every six months. Moreover, there shall not be any transfer of assets to a successor plan or merger or consolidation with another plan unless, in the event of the termination of the successor plan or the surviving plan immediately following such transfer, merger, or consolidation, each participant or beneficiary would be entitled to a benefit equal to or greater than the benefit he would have been entitled to if the plan in which he was previously a participant or beneficiary had terminated immediately prior to such transfer, merger, or consolidation. Following a termination of this Plan by the Association, the Trustee shall continue to administer the Trust and pay benefits in accordance with the Plan and the Committee's instructions.

                                   SECTION 13
                               General Provisions

Section 13.01 Nonassignability of Benefits.

The interests of Participants and other persons entitled to benefits under the Plan shall not be subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated, pledged, encumbered, sold, or transferred. The prohibitions set forth in this Section 13.01 shall also apply any judgement, decree, or order (including approval of a property or settlement agreement) which relates to the provision of child support, alimony, or property rights to a present or former spouse, child, or other dependent of a Participant pursuant to a domestic relations order, unless such judgement, decree or order is determined to be a "qualified domestic relations order" as defined in Section 414(p) of the Code.

Section 13.02 Limit of Employer Liability.

The liability of the Employers with respect to Participants and other persons entitled to benefits under the Plan shall be limited to making contributions to the Trust from time to time, in accordance with Section 4 of the Plan.

Section 13.03 Plan Expenses.

All expenses incurred by the Committee or the Trustee in connection with administering the Plan and Trust shall be paid by the Trustee from the Trust Fund to the extent the expenses have not been paid or assumed by the Employers or by the Trustee.

Section 13.04 Nondiversion of Assets.

Except as provided in Sections 5.05 and 12.03 of the Plan, under no circumstances shall any portion of the Trust Fund be diverted to or used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan.

Section 13.05 Separability of Provisions.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 13.06 Service of Process.

The agent for the service of process upon the Plan shall be the president of the Association and the Trustee, or such other person as may be designated from time to time by the Association.

Section 13.07 Governing Law.

The Plan is established under, and its validity, construction and effect shall be governed by the laws of the State of Connecticut to the extent those laws are not preempted by federal law, including the provisions of ERISA.

Section 13.08 Special Rules for Persons Subject to Section 16(b) Requirements.

Notwithstanding anything herein to the contrary, any former Participant who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, who becomes eligible to again participate in the Plan, may not become a Participant prior to the date that is six months from the date such former Participant terminated participation in the Plan. In addition, any person subject to the provisions of Section 16(b) of the 1934 Act receiving a distribution of Company Stock from the Plan must hold such Company Stock for a period of six months commencing with the date of distribution. However, this restriction will not apply to Company Stock distributions made in connection with death, retirement, disability or termination of employment, or made pursuant to the terms of a qualified domestic relations order.

Section 13.09 Military Service.

Notwithstanding any other provision of this Plan to the contrary, contributions, benefits and Service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   SECTION 14
                              Top-Heavy Provisions

Section 14.01 Top-Heavy Provisions.

If, as of the last day of the first Plan Year, or thereafter, if as of the day next preceding the beginning of any Plan Year (the "Determination Date"), the Plan is a "top-heavy plan" (determined in accordance with the provisions of Section 416(g) of the Code); that is, the aggregate present value of the accrued benefits and account balances of all "Key Employees" (within the meaning of Section 416(i) of the Code, and for this purpose using the definition of Compensation, as modified under Section 5.05(b) of the Plan) and their Beneficiaries, exceeds sixty percent (60%) of the aggregate present value of the accrued benefits and account balances of all employees and their beneficiaries, the provision specified in this Section 14 will automatically become effective as of the first day of the Plan Year. For purposes of the above sentence, the aggregate present value of the accrued benefits and account balances of a Participant who has not performed any services for the Association or any of its Affiliates during the five-year period ending on the Determination Date shall not be taken into account. This calculation shall be made in accordance with
Section 416(g) of the Code, taking into consideration plans which are considered part of the Aggregation Group. The term "Aggregation Group" shall include each plan of the Association or any of its Affiliates that includes a Key Employee and each plan of the Association or any of its Affiliates that allows the Plan to meet the requirements of Section 401(a)(4) of the Code or Section 410 of the Code and may include any other plan of the Association or any of its Affiliates, if the Aggregation Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code. For Plan Years beginning after December 31, 2002, the present values of accrued benefits and the amounts of Account balances of a Participant as of the Determination Date shall be increased by the distributions made with respect to the Participant under the Plan and any Plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan, which had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from Service, death or Disability, this provision shall be applied by substituting "5-year period" for "1-year period".

Section 14.02 Plan Modifications Upon Becoming Top-Heavy.

(a) Minimum Accruals. Section 5.04 of the Plan will be modified to provide that the aggregate amount of Employer contributions allocated in each Plan Year to the Accounts of each Participant who is a Non-Key Employee (within the meaning of Section 416(i)(1) of the Code), and who is employed by an Employer as of the last day of the Plan Year, may not be less than the lesser of:

      (i)   three percent of his Compensation for the Plan Year; and

      (ii) a percentage of his Compensation equal to the largest percentage obtained by dividing the sum of the amount credited to the Accounts of any Key Employee by that Key Employee's Compensation

If a Participant's vested interest in his Accounts is to be determined in a year during which the Plan is a top-heavy plan, then it shall be based on the following schedule:

      Years of Service            Vested Percentage
      ----------------            -----------------
      Fewer than 3 years                   0%
      3 or more years                    100%

The preceding provisions will remain in effect for the period in which the Plan is top-heavy. If, for any particular year thereafter, the Plan is no longer top-heavy, the provisions contained in this Section 14.02 shall cease to apply, except that any previously vested portion of any Account balance shall remain nonforfeitable.

                                     FORM OF

                                 TRUST AGREEMENT

                                     BETWEEN

                  ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION

                                       AND

                     ---------------------------------------

                                     FOR THE

                  ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                    CONTENTS

                                                                        Page No.

Section 1   Creation of Trust                                                  1

Section 2   Investment of Trust Fund and
            Administrative Powers of the
            Trustee                                                            2

Section 3   Compensation and Indemnification
            of Trustee and Payment of Expenses
            and Taxes                                                          7

Section 4   Records and Valuation                                              9

Section 5   Instructions from Committee                                       10

Section 6   Change of Trustee                                                 11

Section 7   Miscellaneous                                                     11

      This TRUST AGREEMENT dated_________, 2002 BETWEEN Enfield Federal Savings and Loan Association, with its administrative office at 660 Enfield Street, Enfield, Connecticut, 06083-1279 (hereinafter called the "Company"), and____________________________ with its administrative office at_________________________________ (hereinafter called the "Trustee").

                         W I T N E S S E T H   T H A T:

      WHEREAS, the Company has approved and adopted an employee stock ownership plan for the benefit of its employees, the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan, (hereinafter called the "Plan"); and

      WHEREAS, the Company has authorized the execution of this Trust Agreement and has appointed________________________________ as Trustee of the Trust Fund created pursuant to the Plan; and

      WHEREAS, __________________________________ has agreed to act as Trustee and to hold and administer the assets of the Plan in accordance with the terms of this Trust Agreement.

      NOW, THEREFORE, the Company and the Trustee agree as follows:

      Section 1. Creation of Trust.

      1.1 Trustee. _______________________________ shall serve as Trustee of the
Trust Fund created in accordance with and in furtherance of the Plan, and shall serve as Trustee until their removal or resignation in accordance with Section 6.

      1.2 Trust Fund. The Trustee hereby agrees to accept contributions from the Employer as defined in the Plan and amounts transferred from other qualified retirement plans from time to time in accordance with the terms of the Plan. All such property and contributions, together with income thereon and increments thereto, shall constitute the "Trust Fund" to be held in accordance with the terms of the Trust Agreement.

      1.3 Incorporation of Plan. An instrument entitled "Enfield Federal Savings and Loan Association Employee Stock Ownership Plan" is incorporated herein by reference, and this Trust Agreement shall be interpreted consistently with that Plan. All words and phrases defined in that Plan shall have the same meaning when used in this Trust Agreement.

      1.4 Name. The name of this trust shall be "Enfield Federal Savings and Loan Association Employee Stock Ownership Plan Trust."

      1.5 Nondiversion of Assets. In no event shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan, except to the extent that assets may be returned to the Employer in accordance with the Plan where the Plan fails to qualify initially under Section 401(a) of the Internal Revenue Code (the "Code"), or where they are attributable to contributions made by mistake of fact or in excess of the deductibility allowed under the Code.

      Section 2. Investment of Trust Fund and Administrative Powers of the Trustee.

      2.1 Stock and Other Investments. The basic investment policy of the Plan shall be to invest primarily in Stock of the Employer for the exclusive benefit of the Participants and their Beneficiaries. The Committee shall have full and complete investment authority and responsibility with respect to the purchase, retention, sale, exchange, and pledge of Stock and the payment of Stock Obligations, and the Trustee shall not deal in any way with Stock except in accordance with their obligations pursuant to this Trust Agreement and the written instructions of the Committee. The Trustee shall invest, or keep invested, all or a portion of the Trust Fund in Stock, and shall pay Stock Obligations out of assets of the Trust Fund, as instructed from time to time by the Committee. The Trustee shall invest any balance of the Trust Fund (the "Investment Fund") in such other property as the Committee, in its sole discretion, shall deem advisable, subject to any delegation of such investment responsibility pursuant to Section 2.2. Nothing contained herein shall provide investment discretion authority or any like kind responsibility in regard to the assets of the Trust Fund.

      In connection with instructions to acquire Stock, the Trustee may purchase newly issued or outstanding Stock from the Employer or any other holders of Stock, including Participants, Beneficiaries, and Plan fiduciaries. All purchases and sales of Stock shall be made by the Trustee at fair market value as determined by the Committee in good faith and in accordance with any applicable requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Such purchases may be made with assets of the Trust Fund, with funds borrowed for this purpose (with or without guarantees of repayment to the lender by the Employer), or by any combination of the foregoing.

      Notwithstanding any other provision of this Trust Agreement or the Plan, neither the Committee nor Trustee shall make any purchase, sale, exchange, investment, pledge, valuation, or loan, or take any other action involving those assets for which they are responsible which (i) is inconsistent with the policy of the Plan and Trust, (ii) is inconsistent with the prudence and diversification requirements set forth in Sections 404(a)(1)(B) and (C) of ERISA (to the extent such requirements apply to an employee stock ownership plan and trust), (iii) is prohibited by Section 406 or 407 of ERISA, or (iv) would impair the qualification of the Plan or the exemption of the Trust under Sections 401 and 501, respectively, of the Code.

      2.2 Delegation of Investment Responsibility. The Committee may, by written notice and in accordance with the Plan, direct the Trustee to segregate any portion or all of the Investment Fund into one or more separate accounts for each of which full investment responsibility will be delegated to an investment manager appointed in such notice pursuant to Section 402(c)(3) of

ERISA (hereinafter a "Manager"). For any separate account where the Trustee is to maintain custody of the assets, the Trustee and the Manager shall agree upon procedures for the transmittal of investment instructions from the Manager to the Trustee, and the Trustee may provide the Manager with such documents as may be necessary to authorize the Manager to effect transactions directly on behalf of the segregated account.

      Further, the Committee may, by written notice and in accordance with the Plan, direct the Trustee to segregate any portion or all of the Investment Fund into one or more separate accounts for each of which full investment responsibility will be delegated to an insurance company through one or more group annuity contracts, deposit administration contracts, or similar contracts, which may provide for investments in any commingled separate accounts established under such contracts. An insurance company shall be a Manager with respect to any amounts held under such a contract except to the extent the insurer's assets are not deemed assets of the Plan and Trust Fund pursuant to
Section 401(b)(2) of ERISA. The allocation of amounts held under such a contract among the insurer's general account and one or more individual or commingled separate accounts shall be determined by the Committee except as otherwise agreed by the Committee and the insurer.

      Any Manager shall have all of the powers given to the Trustee pursuant to
Section 2.3 with respect to the portion of the Trust Fund committed to its investment discretion and control. The Trustee shall be responsible for the safekeeping of any assets which remain in their custody, but in no event shall the Trustee be under any duty to question or make any inquiry or suggestion regarding the action or inaction of a Manager or an insurer or the advisability of acquiring, retaining, or disposing of any asset of a segregated account. The Employer shall indemnify and hold the Trustee harmless from any and all costs, damages, expenses, and liabilities which the Trustee may incur by reason of any action taken or omitted to be taken by the Trustee upon directions from the Committee, a Manager, or an insurer pursuant to this Section 2.2.

      2.3 Trustee Powers. In addition to and not by way of limitation upon the fiduciary powers granted to it by law, the Trustee shall have the following specific powers, subject to the limitations set forth in Section 2.1:

      2.3-1 to receive, hold, manage, invest and reinvest the money or other property which constitutes the Trust Fund, without distinction between principal and income;

      2.3-2 to hold funds uninvested temporarily, provided it is a period of time that is not unreasonable, without liability for interest thereon, and to deposit funds in one or more savings or similar accounts with any banks and savings and loan associations which are insured by an instrumentality of the federal government, including the Trustee if it is such an institution.

      2.3-3 at the direction of the Committee, to invest or reinvest the whole or any portion of the money or other property which constitutes the Trust Fund in such common or preferred stocks, investment trust shares, mutual funds, commingled trust funds, partnership interests, bonds, notes, or other evidences of indebtedness, and real and personal property as the Trustee in their absolute judgment and discretion may deem to be for the best interests of the Trust Fund, regardless of nondiversification to the extent that such nondiversification is clearly prudent, and regardless of whether any such investment or property is authorized by law regarding the investment of trust funds, of a wasting asset nature, temporarily nonincome producing, or within or without the United States;

      2.3-4 to invest in common and preferred stocks, bonds, notes, or other obligations of any corporation or business enterprise in which an Employer or its owners may own an interest;

      2.3-5 at the direction of the Committee, to exchange any investment or property, real or personal, for other investments or properties at such time and upon such terms as the Trustee shall deem proper;

      2.3-6 at the direction of the Committee, to sell, transfer, convey or otherwise dispose of any investment or property, real or personal, for cash or on credit, in such manner and upon such terms and conditions as the Trustee shall deem advisable, and no person dealing with the Trustee shall be under any duty to inquire as to the validity, expediency, or propriety of any such sale or as to the application of the purchase money paid to the Trustee;

      2.3-7 to hold any investment or property in the name of the Trustee, with or without the designation of any fiduciary capacity, or in name of a nominee, or unregistered, or in such other form that title may pass by delivery; provided, however, that the Trustee's records always show that such investment or property belongs to the Trust Fund and the Trustee shall not be relieved hereby of its responsibility to maintain safe custody of such investment or property;

      2.3-8 to organize one or more corporations to hold, manage, or liquidate any property, including real estate, owned or acquired by the Trust Fund if in the sole discretion of the Trustee the organization of such corporation or corporations is for the best interests of the Trust and the Plan participants and beneficiaries;

      2.3-9 to extend the time for payment of, to modify, to renew, or to release security from any mortgage, note or other evidence of indebtedness, or to take advantage of or waive any default; to foreclose mortgages and bid on property under foreclosure or to take title to property by conveyance in lieu of foreclosure, either with or without the payment of additional consideration;

      2.3-10 to vote in person or by proxy all stocks and other securities having voting privileges; to exercise or refrain from exercising any option or privilege with respect to stocks and other securities, including any right or privilege to subscribe for or otherwise to acquire stocks and other securities; or to sell any such right or privilege; to assent to and join in any plan of refinance, merger, consolidation, reorganization or liquidation of any corporation or other enterprise in which this Trust may have an interest, to deposit stocks and other securities with any committee formed to effectuate the same, to pay any expense incidental thereto, to exchange stocks and other securities for those which may be issued pursuant to any such plan, and to retain as an investment the stocks and other securities received by the Trustee; and to deposit any investment in a voting trust; notwithstanding the preceding, participants and beneficiaries shall be entitled to direct the manner in which stock allocated to their respective accounts are to be voted on all matters. All stock which has been allocated to participants' accounts for which the Trustee has received no written direction and all unallocated Employer securities will be voted by the Trustee in direct proportion to any participant directions received and solely in the interest of the participants and beneficiaries. Whenever such voting rights are to be exercised, the Employer, the Committee and the Trustee shall see that all participants and beneficiaries are provided with adequate opportunity to deliver their instructions to the Trustee regarding voting of stock allocated to their accounts. The instructions of the participants with respect to the voting of allocated shares hereunder shall be confidential;

      2.3-11 to abandon any property, real or personal, which the Trustee shall consider to be worthless or not of sufficient value to warrant its keeping or protecting; to abstain from the payment of taxes, water rents, assessments, repairs, maintenance, and upkeep of any such property; to permit any such property to be lost by tax sale or other proceedings, and to convey any such property for a nominal consideration or without consideration;

      2.3-12 to borrow money from the Employer or from others (including the Trustee), and to enter into installment contracts, for the purchase of Stock upon such terms and conditions and at such reasonable rates of interest as the Committee may deem to be advisable, to issue its promissory notes as Trustee to evidence such debt, to secure the payment of such notes by pledging any property of the Trust Fund, and to authorize the holders of any such notes to pledge them to secure obligations of the holders and in connection therewith to repledge any assets of the Trust as security therefor; provided that, with respect to any extension of credit to the Trust involving, as a lender or guarantor, the Employer or other "disqualified person" within the meaning of Section 4975(e)(2) of the Code --

      (a) each loan or installment contract is primarily for the benefit of Participants and Beneficiaries of the Plan;
      (b) any interest on a loan or installment contract does not exceed a reasonable rate;
      (c) the proceeds of any loan shall be used only to acquire Stock, to repay the loan, or to repay a previous loan meeting these conditions, and the subject of any installment contract shall be only the Trust's purchase of Stock;
      (d) any collateral pledged to a creditor by the Trustee shall consist only of qualifying employer securities as that term is defined under
            Section 4975(e)(8) of the Code and the creditor shall have no recourse against the Trust Fund except with respect to the collateral (although the creditor may have recourse against an Employer as guarantor);
      (e) payments with respect to a loan or installment contract shall be made only from those amounts contributed by the Employer to the Trust Fund, from amounts earned on such contributions, and from cash dividends received on unallocated Stock held by the Trust as collateral for such an obligation; and
      (f) upon the payment of any portion of balance due on a loan or upon any installment payment, a proportionate part of any qualified employer securities originally pledged as collateral for such indebtedness shall be released from encumbrance in accordance with Section 4.2 of the Plan and the Committee shall at least annually advise the Trustee of the number of shares of Stock so released and the proper allocation of such shares under the terms of the Plan;

      2.3-13 to manage and operate any real property which shall at any time constitute an asset of the Trust Fund; to make repairs, alterations, and improvements thereto; to insure such property against loss by fire or other casualty; to lease or grant options for the sale of such property, which lease or option may be for a period of time which may extend beyond the life of this Trust; and to take any other action or enter into any other contract respecting such property which is consistent with the best interests of the Trust;

      2.3-14 to pay any and all reasonable and normal expenses incurred in connection with the exercise of any power, right, authority or discretion granted herein, and, upon prior notice to the Company, to employ and compensate agents, investment counsel, custodians, actuaries, attorneys, and accountants in such connection;

      2.3-15 to employ and consult with any legal counsel, who also may be counsel to an Employer or the Administrator, with respect to the meaning or construction of this Trust Agreement, the extent of the Trustee's obligations and duties hereunder, and whether the Trustee should take or decline to take a particular action hereunder, and the Trustee shall be fully protected with respect to any action taken or omitted by such Trustee in good faith pursuant to such advice;

      2.3-16 to defend any action or proceeding instituted against the Trust Fund, to institute any action on behalf of the Trust Fund, and to compromise or submit to arbitration any dispute concerning the Trust Fund;

      2.3-17 to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

      2.3-18 to commingle the Trust Fund created pursuant hereto, in whole or in part, in a single trust with all or any portion of any other trust fund, assigning an undivided interest to each such commingled trust fund, provided that such commingled trust is itself exempt from taxation pursuant to Section 501(a) of the Code, or its successor Section; and provided further that the trust agreement governing such commingled trust shall be deemed incorporated by reference in the Plan;

      2.3-19 where two or more trusts governed by this Trust Agreement have an undivided interest in any property, to credit the income from such property to such trusts in proportion to their undivided interests, and when non pro rata distributions of property or money are made from such trusts, to make appropriate adjustments to the undivided fractional interests of such trusts;

      2.3-20 to invest all or any portion of the Trust Fund in one or more group annuity contracts, deposit administration contracts, and other such contracts with insurance companies, including any commingled separate accounts established under such contracts;

      2.3-21 generally, with respect to all cash, stocks and other securities, and property, both real and personal, received or held in the Trust Fund by the Trustee, to exercise all the same rights and powers as are or may be lawfully exercised by persons owning cash, or stocks and other securities, or such property in their own right; and to do all other acts, whether or not expressly authorized, which it may deem necessary or proper for the protection of the Trust Fund; and

      2.3-22 whenever more than two persons shall qualify to act as co-Trustee, to exercise and perform every power (including discretionary powers), authority or duty by the concurrence of a majority of them the same effect as if all had joined therein, except that the unanimous vote of such persons shall be necessary to determine the number (one or more) and identity of persons who may sign checks, make withdrawals from financial institutions, have access to safe deposit boxes, or direct the sale of trust assets and the disposition of the proceeds.

      2.4 Brokerage. If permitted in writing by the Committee the Trustee shall have the power and authority, to be exercised in their sole discretion at any time and from time to time, to issue and place orders for the purchase or sale of securities with qualified brokers and dealers. Such orders may be placed with such qualified brokers and/or dealers who also provide investment information or other research or statistical services to the Trustee in its capacity as a fiduciary or investment manager for other clients.

      Section 3. Compensation and Indemnification of Trustee and Payment of Expenses and Taxes.

      3.1 Fees and Expenses from Fund. Compensation of Trustee. In consideration for rendering services pursuant to this Trust Agreement the Trustee shall be paid fees in accordance with the Trustee's fee schedule as in effect from time to time. Fee changes resulting in fee increases shall be effective upon not less than 30 days' notice to the Company. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable attorneys' fees, incurred in the administration of the Trust created hereby. Fees and expenses shall be allocated to Participant Accounts, if any, unless paid directly by the Employer. All compensation and expenses of the Trustee shall be paid out of the Trust Fund or by the Employer as specified in the Plan. If and to the extent the Trust Fund shall not be sufficient, such compensation and expenses shall be paid by the Employer upon demand. If payment is due but not paid by the Employer, such amount shall be paid from the assets of the Trust Fund. The Trustee is hereby empowered to withdraw all such compensation and expenses which are 60 days past due from the Trust Fund, and, in furtherance thereof, liquidate any assets of the Trust Fund, without further authorization or direction from or by any person. Notwithstanding the foregoing, in the event any officer or director of Enfield Federal Savings and Loan Association serves as trustee of the Plan, no compensation shall be paid to the officer or director in exchange for his or her services as trustee.

      3.2 Indemnification. Notwithstanding any other provision of this Trust Agreement, any individual designated as a trustee hereunder shall be indemnified and held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys' fees and disbursements reasonably incurred by or imposed upon such individual in connection with any claim made against him or in which he may be involved by reason of his being, or having been, a trustee hereunder, to the extent such amounts are not satisfied by insurance maintained by the Employer, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken. Further, any corporate trustee and its officers, directors and agents may be indemnified and held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to, attorneys' fees and disbursements reasonably incurred by or imposed upon such persons and/or corporation in connection with any claim made against it or them or in which such persons and/or corporation may be involved by reason of its being, or having been, a trustee hereunder as may be agreed between the Employer and such trustee, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

      3.3 Expenses. All expenses of administering the Trust and the Plan, whether incurred by the Trustee or the Committee, shall be paid by the Trustee from the Trust Fund to the extent such expenses shall not have been assumed by the Employer.

      3.4 Taxes. All taxes that may be levied or assessed upon or in respect of the Trust Fund shall be paid from the Trust Fund. The Trustee shall notify the Committee of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed unless the Committee advises it in writing to the contrary within fifteen days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the Committee in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Committee; the Employer may itself contest the validity of any such taxes, in which case the Committee shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.


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

      Section 4. Records and Valuation.

      4.1 Records. The Trustee, and any investment manager appointed pursuant to
Section 2.2, shall maintain accurate and detailed records and accounts of all investments, receipts, disbursements and other transactions made by it with respect to the Trust Fund, and all accounts, books and records relating thereto shall be open at all reasonable time to inspection and audit by the Committee and the Employer.

      4.2 Valuation. From time to time upon the request of the Committee, but at least annually as of the last day of each Plan Year, the Trustee shall prepare a balance sheet of the Investment Fund in accordance with the Plan and shall deliver copies of the balance sheet to the Committee and the Employer.

      4.3 Discharge of Trustee. Ninety days after the filing of any balance sheet under Section 4.2 or any accounting under Section 6, the Trustee shall be forever released and discharged from any liability or accountability other than for gross negligence or wilful misconduct on the part of the Trustee to anyone with respect to the transactions shown or reflected in such balance sheet or accounting, except with respect to any acts or transactions as to which the Committee, within such ninety-day period, files written objections with the Trustee. The written approval of the Committee of any balance sheet or accounting so filed by the Trustee, or the Committee's failure to file written objections within ninety days, shall be a settlement of such balance sheet or accounting as against all persons, and shall forever release and discharge the Trustee from any liability of accountability to anyone with respect to the transactions shown or reflected in such balance sheet or accounting other than liability arising out of the Trustee's gross negligence or wilful misconduct. If a statement of objections is filed by the Committee and the Committee is satisfied that its objections should be withdrawn or if the balance sheet or accounting is adjusted to its satisfaction, the Committee shall indicate its approval of the balance sheet or accounting in a written statement filed with the Trustee and the Trustee shall be forever released and discharged from any liability of accountability to anyone in accordance with the immediately preceding sentence. If an objection is not settled by the Committee and the Trustee, the Trustee may start a proceeding for a judicial settlement of the balance sheet or accounting in any court of competent jurisdictions; the only parties that need be joined in such a proceeding are the Trustee, the Committee, the Employer and any other parties whose participation is required by law.

      4.4 Right to Judicial Settlement. Nothing in this Agreement shall prevent the Trustee from having its account settled by a court of competent jurisdiction at any time. The only parties that need be joined in any such proceeding are the Employer, the Committee, the Trustee and any other parties whose participation is required by law.


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

      Section 5. Instructions from Committee.

      5.1 Certification of Members of the Committee. From time to time the Company shall certify to the Trustee in writing the names of the individuals comprising the Committee and shall furnish to the Trustee specimens of their signatures and the signatures of their agents, if any. The Trustee shall be entitled to presume that the identities of such individuals and their agents are unchanged until it receives a certification from the Company notifying it of any changes.

      5.2 Instructions to Trustee.

      (a) The Trustee shall pay benefits and administrative expenses under the Plan only when it receives (and in accordance with) written instructions of the Committee indicating the amount of the payment and the name and address of the recipient in accordance with the terms of the Plan. The Trustee need not inquire into whether any payment the Committee instructs the Trustee to make is consistent with the terms of the Plan or applicable law or otherwise proper. Any payment made by the Trustee in accordance with such instructions shall be a complete discharge and acquittance to the Trustee. If the Committee advises the Trustee that benefits have become payable with respect to a Participant's interest in the Trust Fund but does not instruct the Trustee as to the manner of payment, the Trustee shall hold the Participant's interest in the Trust until the Trustee receives written instructions from the Committee as to the manner of payment. The Trustee shall not pay benefits from the Trust Fund without such instructions, even though it may be informed from other sources, including, without limitation, a Participant or Beneficiary, that benefits are payable under the Plan. The Trustee shall have no responsibility to determine when, to whom or in what amount benefits and expenses are payable under the Plan. Further, the Trustee shall have no power, authority or duty to interpret the Plan or inquire into the decisions or determinations of the Committee, or to question the instructions given to it by the Committee. If the Committee so directs, the Trustee shall segregate amounts payable with respect to the interest in the Plan of any Participant and administer them separately from the rest of the Trust Fund in accordance with the Committee's instructions.

      (b) The Trustee may require the Committee to certify in writing that any payment of benefits or expenses it instructs the Trustee to make pursuant to
Section 5.2(a) above is: (i) in accordance with the terms of the Plan and/or
(ii) one which the Committee is authorized by the Plan and any other applicable instruments to direct and/or (iii) made for the exclusive purpose of providing benefits to Participants and Beneficiaries, or defraying reasonable expenses of Plan administration and/or (iv) not made to a party in interest (within the meaning of ERISA Section 3(14)), and/or (v) not a prohibited transaction (within the meaning of Code Section 4975 and ERISA Section 406). If the Trustee requests, instructions to pay benefits shall be made by the Committee on forms prepared by the Trustee to include any or all of the above representations. The Trustee shall be fully protected in relying on the truth of any such representation by the Committee and shall have no duty to investigate whether such representations are correct or to see to the application of any amounts paid to and received by the recipient.

      5.3 Plan Change. In the event of an amendment, merger, division, or termination of the Plan, the Trustee shall continue to disburse funds and to take other proper actions in accordance with the instructions of the Committee.

      Section 6. Change of Trustee.

      The Company may at any time remove any person or entity serving as a Trustee hereunder by giving to such person or entity written notice of removal and, if applicable, the name and address of the successor trustee. Any person or entity serving as a Trustee hereunder may resign at any time by giving written notice to the Company. Any such removal or resignation shall take effect within 30 days after notice has been given by the Trustee or by the Company, as the case may be. Within those 30 days, the removed or resigned Trustee shall transfer, pay over and deliver any portion of the Trust Fund in its possession or control (less an appropriate reserve for any unpaid fees, expenses, and liabilities) and all pertinent records to the successor or remaining trustee; provided, however, that any assets which are invested in a collective fund or in some other manner which prevents their immediate transfer shall be transferred and delivered to the successor trustee as soon as may be practicable. Thereafter, the removed or resigned Trustee shall have no liability for the Trust Fund or for its administration by the successor or remaining trustee, but shall render an accounting to the Committee of its administration of the Trust Fund through the date on which its Trusteeship shall have been terminated. The Company may also, upon 30 days' notice to each person currently serving as a trustee, appoint one or more persons to serve as co-Trustee hereunder.

      Section 7. Miscellaneous.

      7.1 Right to Amend. This Trust Agreement may be amended from time to time by an instrument executed by the Company; provided, however, that any amendment affecting the powers, duties or liabilities of the Trustee must be approved by the Trustee, and provided, further, that no amendment may divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities for benefits. Any amendment shall apply to the Trust Fund as constituted at the time of the amendment as well as to that portion of the Trust Fund which is subsequently acquired.

      7.2 Compliance with ERISA. In the exercise of its powers and the performance of its duties, the Trustee shall act in good faith and in accordance with the applicable requirements under ERISA. Except as may be otherwise required by ERISA, the Trustee shall not be required to furnish any bond in any jurisdiction for the performance of their duties and, if a bond is required despite this provision, no surety shall be required on it.

      7.3 Nonresponsibility for Funding. The Trustee shall be under no duty to enforce the payment of any contributions and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits, expenses, and liabilities under the Plan.

      7.4 Reports. The Trustee shall file any report which they are required by law to file with any governmental authority with respect to this Trust, and the Committee shall furnish to the Trustee whatever information is necessary to prepare the report.

      7.5 Dealings with the Trustee. Persons dealing with the Trustee, including but not limited to banks, brokers, dealers, and insurers, shall be under no obligation to inquire concerning the validity of anything which the Trustee purports to do, nor need any person see to the proper application of any money paid or any property transferred upon the order of the Trustee or to inquire into the Trustee's authority as to any transaction.

      7.6 Limitation Upon Responsibilities. The Trustee shall have no responsibilities with respect to the Plan or Trust other than those specifically enumerated or explicitly allocated to it under this Trust Agreement or the provisions of ERISA. All other responsibilities are retained and shall be performed by one or more of the Employer, the Committee, and such advisors or agents as they choose to engage.

      The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees and shall not be answerable for the conduct of the same if chosen with reasonable care and shall be entitled to advice of counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney for the Trustee or attorney for the Committee), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

      The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

      The Trustee shall not be liable for other than their gross negligence or willful misconduct. Except in the case of gross negligence or wilful misconduct on the part of the Trustee, the Trustee in its corporate capacity shall not be liable for claims of any persons in any manner regarding the Plan; such claims shall be limited to the Trust Fund. Unless the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of the Committee or any other fiduciary, knowing such act or omission to be a breach of fiduciary responsibility, the Trustee shall be under no liability for any loss of any kind which may result by reason of such act or omission.

      Before taking any action hereunder at the request or direction of the Committee, the Trustee may require that indemnity in form and amount satisfactory to the Trustee be furnished for the reimbursement of any and all costs and expenses to which they may be put including, without limitation, reasonable attorneys' fees and to protect them against all liability, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

      No provision of this Trust Agreement shall require the Trustee to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them.

      7.7 Qualification of the Plan and Trust. The Trustee shall be fully protected in assuming that the Plan and Trust meet the requirements of Code Sections 401 and 501, respectively, and all the applicable provisions of ERISA unless they are advised to the contrary in writing by the Committee or a governmental agency.

      7.8 Party in Interest Information. The Employer shall provide the Trustee with such information concerning the relationship between any person or organization and the Plan as the Trustee reasonably requests in order to determine whether such person or organization is a party in interest with respect to the Plan within the meaning of ERISA Section 3(14).

      7.9 Disputes. If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.

      7.10 Successor Trustee. This Trust Agreement shall apply to any person who shall be appointed to succeed the person currently appointed as the Trustee; and any reference herein to the Trustee shall be deemed to include any one or more individuals or corporations or any combination thereof who or which have at any time acted as a co-trustee or as the sole trustee.

      7.11 Governing State Law. This Trust Agreement shall be interpreted in accordance with the laws of the State of Connecticut to the extent those laws may be applicable under the provisions of ERISA.

      IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the day and year first above written.


ATTEST:                                 ENFIELD FEDERAL SAVINGS AND
                                        LOAN ASSOCIATION

________________________                By:_____________________________________

                                           For the Entire Board of Directors


ATTEST:                                 ____________________________, as TRUSTEE

________________________                ________________________________________


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